                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-09032
                                   --------------------------------------------

                           STI Classic Variable Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                    101 Federal Street Boston, MA         02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:   614-470-8000
                                                     -----------------------
Date of fiscal year end:   12/31
                         -----------------------

Date of reporting period:   12/31/05
                          -------------------------


ITEM 1. REPORTS TO STOCKHOLDERS.

                               2005 ANNUAL REPORT

                           STI CLASSIC VARIABLE TRUST

                                                               December 31, 2005

                                  STI CLASSIC
                                 VARIABLE TRUST

TABLE OF CONTENTS

STI CLASSIC VARIABLE TRUST December 31, 2005

Letter to Shareholders ...................................     1

MANAGEMENT DISCUSSION AND ANALYSIS

Capital Appreciation Fund ................................     3
International Equity Fund ................................     5
Investment Grade Bond Fund ...............................     7
Large Cap Relative Value Fund ............................     9
Large Cap Value Equity Fund ..............................    11
Mid-Cap Equity Fund ......................................    13
Small Cap Value Equity Fund ..............................    15

Schedules of Portfolio Investments .......................    17

Statements of Assets and Liabilities .....................    32

Statements of Operations .................................    33

Statements of Changes in Net Assets ......................    34

Financial Highlights .....................................    37

Notes to Financial Statements ............................    39

Report of Independent Registered Public Accounting Firm...    47

Trustees and Officers of the STI Classic Variable Trust...    48

Additional Information ...................................    50

LETTER TO SHAREHOLDERS

STI CLASSIC VARIABLE TRUST December 31, 2005

Dear STI Classic Variable Trust Shareholders,

The post-hurricane recovery, moderating oil prices, and encouraging comments from the Federal Reserve Board (the "Fed") helped both stocks and bonds improve in the fourth quarter, though full-year performance was generally below the historic averages. We will highlight some key developments in the economy and the financial markets in the coming paragraphs, but would first like to thank you for your confidence and support in choosing the STI Classic Variable Trust to help grow your investments. We greatly value the opportunity to serve you, and we strive to earn your business every day.

The economic backdrop was one of improvement and respite from the "headwinds" that restrained growth in 2005. First, the economy ended the fourth quarter on solid footing following a brief hurricane induced stumble. Job growth returned and manufacturing accelerated, setting the stage for firm expansion at the beginning of 2006. A second positive development was moderation in energy prices which spiked in September. This lowered home heating and driving costs and boosted consumer confidence during the holiday shopping season. The third factor was a shift in the Fed's policy rhetoric. After raising the overnight fed funds rate in thirteen consecutive meetings to 4.25%, the Fed stopped viewing policy as "accommodative," raising hopes that the long string of rate hikes would end soon.

Equities moved broadly higher during the quarter, led again by mid-cap stocks and internationals. The combination of a growing preference for higher quality companies and an extended period of outperformance by small-caps exerted a significant influence on the market in the fourth quarter. The S&P 500 rose 2.1% on a total return basis and 4.9% for all of 2005. This performance was positive and better than that in the bond market, but it was less than half the historic average. Mid-caps as measured by the Russell Midcap(R) Index, gained 2.3% in the final quarter and 12.7% for the year, while the Russell 2000 Small Cap(R) index trailed with a 1.1% rise and 4.6% in 2005. International stocks enjoyed the strongest gains with 4.1% in the fourth quarter and 14.0% for the year. An eclectic mix of Industrials, Financials, and Materials stocks led the market, while high-flying Energy and Utility stocks retreated from the year's highs.

In the fixed-income markets, the yield on the 10-year Treasury note was relatively unchanged in the final three months and closed the year at 4.39%. However, the additional rate hikes from the Federal Reserve continued to lift short-term yields causing the yield curve to flatten, and by December 31, the yield on the 2-year Treasury was slightly above 5- and 10-year yields: technically a yield curve "inversion." Still the Lehman Aggregate Bond index added 0.6% in the fourth quarter and 2.4% in 2005. The quality theme in the equity markets was also evident in the bond markets. Treasuries outperformed Corporate bonds, and credit quality spreads increased slightly.

The outlook for the New Year is generally favorable and equity valuations are reasonable, but the markets will have their share of challenges, known and yet to be known. Consumers should enjoy reasonable job growth over the near term which could provide income for spending. However, the extra stimulus from such things as tax cuts, home refinancing, and easy access to home equity will be either reduced or eliminated, so that consumer momentum could begin to slow. Corporate profits finished the year with another double-digit increase, but the pace of corporate investment could also slow if earnings growth decelerates as expected and cost pressures continue to increase. We expect the Federal Reserve to take a "pause" in its long string of interest rate increases over the course of 2006, but final policy decisions will depend heavily on the evolution of the inflation mosaic. Core inflation remained moderate for most of 2005, but the relative steadiness of inflation was the result of rising costs in some segments being offset by deflation in other areas. We believe that dynamic will continue in 2006 and that core inflation be remain reasonably contained. Overall, we believe stocks can move higher in this environment, and that any rise in bond yields should be moderate.

We close this letter with thanks to you, our valued clients, and also to Doug Phillips, CFA, the founding president of Trusco Capital Management. Under Doug's outstanding leadership, the STI Classic Variable Trust thrived even in challenging markets to become one of the leading fund families in the nation. But perhaps we are most grateful to Doug Phillips for his strong sense of discipline, integrity, and commitment to the highest levels of client service. He will be missed, but his legacy will endure.

Sincerely,

/s/ David H. Eidson
---------------------------------
David H. Eidson, Chairman and CEO

/s/ Robert J. Rhodes
----------------------------------------------
Robert J. Rhodes, CFA, Executive Vice President

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The foregoing information and opinions are for general information only. STI Classic Variable Trust and Trusco Capital Management do not assume liability for any loss which may result from the reliance by any person upon such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security, or as offering individual or personalized investment advice.

THIS MATERIAL IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE STI CLASSIC VARIABLE TRUST CAN BE FOUND IN THE FUND'S PROSPECTUS. TO OBTAIN MORE INFORMATION, CALL 1-888-STI-FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

STI Classic Variable Trust is distributed by BISYS Fund Services Limited Partnership, which is not affiliated with Trusco Capital Management, Inc.

CAPITAL APPRECIATION FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: Fund performance in 2005 was very disappointing. Total return was -0.90%, compared to +4.91% for the S&P 500 Index. One bright spot was a strong recovery in the fourth quarter, where the Fund gained +3.53% while the S&P 500 was up only +2.08%. Many of the strategies we put in place finally paid off, but too late to benefit the full year. In particular, the impact of two major hurricanes in the third quarter was detrimental to many quality growth stocks held by the Fund, while energy and utility stocks continued to soar.*

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The major factors in 2005 performance were as follows. Stock selection in the Healthcare sector was ineffective. We emphasized medical device stocks because they had strong growth, but the stocks failed to perform well. Stock selection also lagged in Information Technology, although the Fund's overweight helped somewhat. Additionally, underweighting the portfolio in the Energy and Utilities sectors was detrimental, as those sectors were by far the highest performers in the S&P 500. We offset the negatives somewhat with the good stock selection in Consumer Discretionary and Industrial sectors.*

Q:    HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: As 2006 begins, several important aspects of the U.S. equity market dominate our attention. First, after three years of market recovery, investors appear to be under pricing risk. With the Fed tightening, very high energy prices, and consumers stretched in terms of debt levels, the lower quality, more leveraged stocks look expensive while higher quality stocks look very reasonable. For example, per data received from Merrill Lynch--a well-known broker-dealer--stocks rated B-minus sell at an average of 23 times the 2006 estimated earnings, while stocks in the A+ to A-category range from 16-19 times. This gap of over 30% in valuations provides strong incentive to go with higher quality.

      Second, we believe earnings growth should slow in 2006, from mid-teens to single-digit year/year rates. This is because most of the cyclical expansion in profit margins has already been seen, and comparisons are finally becoming fairly difficult. In this environment, we believe companies with visible top and bottom line growth should do better.

      Third, at the sector level, we are wary of energy stocks until they have a significant price correction. Energy valuations based on price/book(1) and dividends are quite high, as is the price of oil relative to its reasonable trend. This makes the reward versus risk less appealing for energy stocks, unlike 1999 through 2000 when they were cheap and oil was low.

      Lastly, at this stage of the economic cycle, consumer related spending will persist, but with more modest progress. Corporations, with healthy cash, slower debt levels, and strong cash flow, are in a better position to spend on acquisitions, capital investment, and returning capital to shareholders.

      Pulling all of these trends together, the Fund is thus tilted toward higher quality stocks which we believe to have sustainable growth in the year ahead. Also, the Fund is currently underweight in lower growth cyclicals such as, Energy and Utilities, and overweight in Industrial and Technology related industries which benefit from capital spending.*

3              PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

CAPITAL APPRECIATION FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

GROWTH OF $10,000 INVESTMENT (As of December 31, 2005)

CAPITAL APPRECIATION FUND

             Capital App     S&P 500   Lipper Large-Cap Core
12/31/95       10000          10000          10000
               10621          10537          10594
               11135          11009          10997
               11622          11349          11344
   12/96       12375          12295          12134
               12758          12625          12272
               15081          14827          14217
               16177          15937          15408
   12/97       16897          16395          15646
               19315          18680          17601
               20171          19300          17970
               17769          17385          15932
   12/98       21793          21084          19254
               22185          22134          19969
               24085          23691          21366
               21772          22215          19974
   12/99       23694          25518          22937
               24643          26103          23814
               25124          25409          23224
               25291          25163          23292
   12/00       24422          23196          21727
               22475          20447          19145
               24000          21643          20166
               20459          18468          17138
   12/01       23117          20441          19011
               22958          20497          18978
               20181          17753          16533
               17391          14687          13867
   12/02       18057          15925          14807
               17669          15423          14293
               19223          17796          16310
               19473          18267          16691
   12/03       21388          20490          18578
               21846          20837          18814
               22069          21195          19004
               21139          20799          18521
   12/04       22833          22718          20148
               21990          22230          19737
               21800          22535          19977
               21856          23347          20709
12/31/05       22628          23833          21180

This chart assumes an initial hypothetical investment of $10,000 made on 12/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund is measured against the S&P 500 Index an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

AVERAGE ANNUAL TOTAL RETURNS(2) (As of December 31, 2005)

ONE YEAR        THREE YEARS      FIVE YEARS      TEN YEARS
--------        -----------      ----------      ---------
 -0.90%           7.81%            -1.51%          8.51%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW. STICLASSICFUNDS.COM.

(1) The ratio of price-to-book value gives an investor an idea about the relationship between the stock's price and the company's underlying value. Other things being equal, people who invest for value prefer companies with a low ration of price-to-book value.

(2) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*Portfolio composition is subject to change.

PORTFOLIO INVESTMENTS (as a percentage of total investments)*



Information Technology............... 23.2%
Industrials.......................... 17.7%
Financials........................... 14.0%
Consumer Discretionary............... 13.3%
Short-Term Investment................ 11.6%
Health Care.......................... 10.3%
Consumer Staples.....................  4.1%
Energy...............................  3.4%
Materials............................  1.0%
Telecommunications Services..........  1.0%
Money Market Funds...................  0.4%
                                                                               4

INTERNATIONAL EQUITY FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: Over the course of 2005, international equities outperformed domestic equities. The Fund's return of 12.96% was modestly behind the benchmark. The Fund's benchmark, the MSCI EAFE, returned 13.54% for the year. The regions that contributed the most to the Fund's performance were Japan and continental Europe while the sectors that contributed the most to the Fund's performance were Industrials and Financials.*

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The Fund outperformed the benchmark in 4 out of 5 regions. The Fund underperformed in Australia and a majority of the under performance was from 2 stocks: Bluescope Steel (-15.8%) and Pacific Brands (-17.5%). However, the Fund did well in Japan with the best performing stocks for the year: Sumitomo Metal (+193%), Yamada Denki (+193%), and Ibiden (+178%). Stock selection was particularly strong in Japanese Industrials and Materials as well as European Utilities.*

Q:    HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe quality stock selection will continue to be the best source of out performance for the Fund. We believe each stock in the Fund is one of the best investment opportunities in its sector and that the stocks in the Fund possess a superior combination of growth and valuation characteristics versus the benchmark. While we do not make extreme sector or region allocations relative to the benchmark, we believe areas for the best return potential for the year will be Information Technology, Healthcare, Energy and from a regional standpoint Japan.*

5              PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

INTERNATIONAL EQUITY FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

GROWTH OF $10,000 INVESTMENT (As of December 31, 2005)

Int Equity

             Int Equity     MSCI EAFE
 11/7/96       10000          10000
   12/96       10170           9871
               10680           9717
               11911          10978
               12633          10900
   12/97       11882          10047
               13604          11525
               13714          11647
               11289           9992
   12/98       13166          12056
               13156          12224
               13509          12534
               13523          13084
   12/99       14325          15307
               14099          15291
               14819          14685
               13661          13500
   12/00       13834          13138
               12178          11337
               12325          11219
               10959           9648
   12/01       11427          10321
               11560          10421
               11200          10154
                8860           8150
   12/02        9303           8676
                8564           7963
               10177           9498
               10837          10269
   12/03       12775          12023
               13262          12545
               13208          12572
               13330          12537
   12/04       15246          14458
               15136          14434
               14901          14288
               16529          15771
12/31/05       17221          16415

This chart assumes an initial hypothetical investment of $10,000 made on 11/7/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund is measured against the Morgan Stanley Europe, Australiasia and Far East (MSCI EAFE) Index which is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

AVERAGE ANNUAL TOTAL RETURNS(1) (As of December 31, 2005)

                                                 ANNUALIZED
                                                INCEPTION TO
ONE YEAR         THREE YEARS     FIVE YEARS    DATE (11/7/96)
--------         -----------     ----------    --------------
 12.96%            22.78%           4.48%          6.12%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW. STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*Portfolio composition is subject to change.

PORTFOLIO INVESTMENTS (as a percentage of total investments)*

[PIE CHART]

Financials                         29.6%
Industrials                        12.1%
Consumer Discretionary             10.5%
Energy                              9.2%
Materials                           8.1%
Health Care                         7.8%
Telecommunication Services          6.6%
Consumer Staples                    5.7%
Information Technology              5.1%
Utilities                           4.0%
Short-Term Investment               1.3%

INVESTMENT GRADE BOND FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: For the year ended December 31, 2005, the Fund had a total return of 2.18%, slightly lagging the 2.37% return for the Fund's benchmark index, Lehman Brothers U.S. Government/Credit Index. The Fund's results in 2005 reflected our overall defensive view of valuation levels for the non-Treasury sectors of the investment grade fixed income markets. With incremental yield spreads approaching historically tight levels, we chose to overweight Treasuries, both to protect the portfolio from the negative effects of widening spreads and to give us the ability to reinvest in corporates at more attractive levels. In fact, increasing risk added little reward for managers in 2005, as the margin between top quartile and median results was the tightest in five years. Accordingly, the Fund's returns were consistent with our strategy and close to the benchmark.*

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The most important factors affecting performance was our overweight of Treasuries which caused the Fund to modestly under-yield the benchmark. The corresponding underweight in corporate bonds protected the Fund from modest spread widening. The net result of these two aspects substantially offset each other, generating index-like returns.*

Q.    HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: Our strategy for 2006 will show little change until technical aspects of the market catch up with fundamentals. Seeing some equilibrium between supply and demand is the highest priority. Current corporate spreads do not accurately discount creditworthiness. We are not overly concerned with the well-being of the companies we invest in but are reluctant to accept less of a premium for what we deem to be riskier assets. When spreads correct to better reflect the trade-off between risk and value, we are prepared to increase credit exposure.*

7              PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

INVESTMENT GRADE BOND FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

GROWTH OF $10,000 INVESTMENT (As of December 31, 2005)

Investment Grade Bond Fund

                                                                                                Lipper Intermediate Investment
             Investment Grade Bond Fund   Lehman Brothers U.S. Government/Credit Index          -Grade Debt ~Funds Average
 12/31/95                 10000                                 10000                                         10000
                           9798                                  9766                                          9807
                           9830                                  9812                                          9841
                           9963                                  9985                                         10028
 12/96                    10229                                 10290                                         10332
                          10146                                 10202                                         10277
                          10499                                 10573                                         10637
                          10825                                 10943                                         10983
 12/97                    11133                                 11294                                         11249
                          11328                                 11466                                         11426
                          11614                                 11765                                         11670
                          12231                                 12348                                         12071
 12/98                    12178                                 12364                                         12095
                          12101                                 12217                                         12033
                          11953                                 12083                                         11890
                          12050                                 12148                                         11947
 12/99                    11974                                 12099                                         11931
                          12237                                 12424                                         12149
                          12021                                 12604                                         12283
                          12326                                 12966                                         12619
 12/00                    12731                                 13533                                         13091
                          13394                                 13965                                         13494
                          13427                                 14007                                         13537
                          14031                                 14674                                         14109
 12/01                    13901                                 14683                                         14078
                          13756                                 14614                                         14047
                          13979                                 15162                                         14427
                          14684                                 16027                                         14970
 12/02                    14931                                 16304                                         15228
                          15168                                 16572                                         15461
                          15581                                 17156                                         15885
                          15494                                 17069                                         15860
 12/03                    15455                                 17065                                         15929
                          15943                                 17590                                         16321
                          15385                                 17033                                         15921
                          15907                                 17639                                         16396
 12/04                    16098                                 17780                                         16562
                          16016                                 17661                                         16469
                          16521                                 18269                                         16904
                          16335                                 18093                                         16804
 12/31/05                 16449                                 18202                                         16873

This chart assumes an initial hypothetical investment of $10,000 made on 12/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund is measured against the Lehman Brothers U.S. Government/Credit Index, an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

AVERAGE ANNUAL TOTAL RETURNS(1) (As of December 31, 2005)

ONE YEAR       THREE YEARS      FIVE YEARS      TEN YEARS
--------       -----------      ----------      ---------
 2.18%            3.28%           5.26%           5.10%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW. STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*Portfolio composition is subject to change.

PORTFOLIO INVESTMENTS (as a percentage of total investments)*


[PIE CHART]


U.S. Treasury Obligations                         38.5%
Short-Term Investment                             28.3%
U.S. Government Agencies                          13.2%
Corporate Bonds                                   12.6%
Asset Backed Securities                            6.4%
Money Market Funds                                 0.6%
Collateralized Mortgage Obligations                0.4%

LARGE CAP RELATIVE VALUE FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: For the year ended December 31, 2005, the Fund had a total return of 9.03%. This compares to the S&P 500/BARRA Value Index return of 6.33%, 4.91% for the S&P 500 Index and 7.05% for the Russell 1000(R) Value Index for the same period. (The S&P 500/BARRA Value Index became the S&P 500/Citi Value Index in December 2005. Because of changes in the S&P style indices, the Fund will be giving greater emphasis to the Russell 1000(R) Value Index in the future.) The Fund's holdings of Energy and Financial stocks were beneficial to performance, as well as an overweighting in Technology stocks. The Fund was underweighted in Consumer Discretionary names, which was a positive, but the stocks that the Fund did own in that sector performed very well. The market has favored small- and mid-cap stocks for some time, but in the large-cap category, value stocks have offered better performance.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The Fund benefited from good stock selection, good sector weightings, and from an overall tilt in the stock market towards value-oriented stocks. In particular, technology, energy and utility stocks offered the best performance in the index, and the Fund benefited from its holdings in each of these sectors. Higher oil and gas prices drove energy share performance, and a general recovery in industry conditions helped utility and technology shares. Some utility companies also benefited from having energy exposure in their portfolio of businesses. The Fund was also underweighted in consumer discretionary stocks, but had very good performance in the consumer discretionary stocks that it owned.*

      Individual stocks that helped the Fund's performance included Advance Auto Parts, Burlington Resources, Genworth, Express Scripts, Agilent Technologies, and Baker Hughes. Stocks that hindered the Fund's performance included Vodafone, Sara Lee, Boston Scientific, Abbott Laboratories, and Wal-Mart.*

Q:    HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We will continue to emphasize better quality companies, as well as those with sustainability of earnings, reasonable valuations, and balance sheet flexibility. We will search out company-specific catalysts and reduce our emphasis on macroeconomic catalysts, reducing the pro-cyclical bias in the portfolio. Large-cap companies are generally undervalued in comparison to mid- and small-cap ones, so that will also be our focus, as well. A probable slowdown in real estate activity leads us to de-emphasize companies that depend on consumer spending. The Fund should remain fully-invested.*

9              PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

LARGE CAP RELATIVE VALUE FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

GROWTH OF $10,000 INVESTMENT (As of December 31, 2005)

Large Cap Relative Value Fund

             Large Cap Relative Value Fund   Russell 1000(R)Value Index   S&P 500/BARRA Value Index    S&P 500 Index
 12/31/99                     10000                       10000                      10000                10000
                              10724                       10048                      10023                10229
                              10682                        9577                       9593                 9957
                              11152                       10330                      10438                 9861
 12/00                        10932                       10701                      10608                 9090
                              10157                       10075                       9916                 8013
                              10720                       10567                      10353                 8481
                               9490                        9409                       8675                 7237
 12/01                        10323                       10103                       9366                 8010
                              10483                       10517                       9490                 8032
                               9360                        9621                       8480                 6957
                               7616                        7815                       6745                 5756
 12/02                         8197                        8535                       7413                 6241
                               7786                        8120                       7005                 6044
                               8933                        9522                       8324                 6974
                               9093                        9719                       8536                 7159
 12/03                        10369                       11098                       9770                 8030
                              10668                       11434                      10096                 8166
                              10861                       11535                      10177                 8306
                              10778                       11713                      10283                 8151
 12/04                        11852                       12929                      11304                 8903
                              12039                       12940                      11029                 8712
                              12181                       13157                      11314                 8831
                              12598                       13668                      11704                 9149
 12/31/05                     12921                       13840                      12020                 9340

This chart assumes an initial hypothetical investment of $10,000 made on 12/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund is measured against the S&P 500/BARRA Value Index, the S&P 500 Index and the Russell 1000(R) Value Index. The S&P 500 Index consists of index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The S&P 500/BARRA Value Index consists of approximately half of the S&P 500 Index on a market capitalization basis. The Russell 1000(R) Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in the Russell index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for those value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

AVERAGE ANNUAL TOTAL RETURNS(1) (As of December 31, 2005)

                                                  ANNUALIZED
                                               INCEPTION TO DATE
ONE YEAR         THREE YEARS     FIVE YEARS       (12/31/99)
--------         -----------     ----------    -----------------
 9.03%             16.38%          3.40%            4.36%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW. STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*Portfolio composition is subject to change.

PORTFOLIO INVESTMENTS (as a percentage of total investments)*




Financials                      22.6%
Information Technology          13.0%
Health Care                     10.8%
Industrials                      9.5%
Energy                           9.4%
Consumer Staples                 9.1%
Consumer Discretionary           8.2%
Short-Term Investment            6.5%
Utilities                        3.7%
Telecommunication Services       3.6%
Materials                        2.9%
Money Market Funds               0.7%

LARGE CAP VALUE EQUITY FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The Fund returned 3.75% for the year versus 7.05% and 6.33% for the benchmarks, the Russell 1000(R) Value Index and the S&P 500/ BARRA Value Index. (The S&P 500/BARRA Value Index became the S&P 500/Citi Value Index in December 2005. Because of changes in the S&P style indices, the Fund will be giving greater emphasis to the Russell 1000(R) Value Index in the future.) The primary reason for underperformance was due to the Fund's underweighting in Energy and Utilities which were the two best performing sectors for the year. The year started with oil at $43 per barrel and fed funds rate at 2.25%. The year finished with oil at $58 per barrel and fed funds at 4.25%. Gross Domestic Product(1) and profits were strong throughout the year as well, but counter intuitively bond yields did not move higher, they actually remained very flat. Against this backdrop the Fund was underweight in the Energy sector where we felt normalized oil did not support valuations and underweight in the Utilities sector where we were concerned about the prospects of higher bond yields and the attendant valuation problems they usually cause.*

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The Fund did in fact benefit from some solid stock picks within the Energy and Utilities sectors as well as other sectors, some of these select stocks were Bear Stearns, Rockwell Automation, May Dept Stores and Wyeth to name a few. Additionally the Fund's performance was hurt by such stocks as Mattel, Leggett & Platt and Kimberly-Clark which suffered heavily from raw material margin pressure caused by higher energy prices. Also, the Fund is still experiencing a negative quality bias that started in 2003 as lower quality stocks continue to outperform their higher quality counterparts. The Fund has roughly two-thirds of its positions in B+ or higher rated companies.*

      Despite what we believe will likely be a double digit increase in operating profits for the year the market was only able to squeeze out a single digit return. The main culprit for the implied multiple erosion is obviously the restrictive Fed policy. There are however emerging signs such as the cooling housing market that could suggest the economy may indeed be slowing which may allow the Fed to stop raising rates possibly within the first quarter. At this stage it seems the market direction is inextricably tied to the Fed.

Q:    HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The Fund is underweight in Consumer Discretionary because we are concerned about potentially significant forces conspiring against the consumer over the next several months namely, more restrictive mortgage lending and high gasoline and heating oil. The Fund has established a position in Federated Dept. Stores where there are ample other positive catalysts, as previously noted, to pique our interest. The Fund is overweight in Consumer Staples with positions like Colgate and PepsiCo that exhibit not only strong financial characteristics but solid fundamentals as well. The Fund is underweight in Energy but we are reassessing our normalized oil price forecast in light of ongoing market dynamics and are prepared to add positions on a significant pullback. Currently the Fund owns integrated oil companies with significant refining assets such as Marathon Oil. We feel that the refining space has more upside given the very tight capacity outlook for the industry. The Fund is overweight in Materials but has been trimming back some positions as they rally off their third quarter lows. We prefer stocks such as DuPont that have huge free cash flows, some pricing power and tremendous balance sheet flexibility to raise dividends and buyback stock. The Fund is underweight in Financials were we have sold most of the insurance stocks due to price appreciation but hold significant positions in large banks like Bank of America that sport hefty dividends and trade at roughly ten times next years earnings. The Fund is overweight in Industrials while maintaining an equal weight in Technology. Industrials we prefer exhibit strong balance sheets and good operating leverage like Honeywell. The Fund is slightly overweight Healthcare. The pharmaceutical companies were attractive from a valuation standpoint for quite some time but we are now more constructive and are adding more exposure to the sector. The Fund is equal weight in Telecommunications and underweight in Utilities but will look for utility stock opportunities on price pullbacks. Given our ongoing reassessment of normalized oil and gas we would like to be more involved with companies that have good exposure to cheap sources of merchant generation if valuations make sense. We believe profit growth will continue to slow but stay positive. In this low growth environment higher quality companies with well defined dividend policies should do well since dividend yield will become a more important source of total return. Also the valuation case for high quality stocks is quite compelling and has historically performed well when the profit cycle is decelerating like that of today's market. These are the very stocks that are well represented in the Fund.*

11               PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

LARGE CAP VALUE EQUITY FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

GROWTH OF $10,000 INVESTMENT (As of December 31, 2005)

Large Cap Value Equity Fund

             Large Cap Value Equity Fund   Lipper Equity Income Funds Average  S&P 500/BARRA Value Index  Russell 1000(R)Value Index
   12/31/95                  10000                          10000                         10000                      10000
                             10498                          10393                         10639                      10566
                             10869                          10693                         10857                      10748
                             11210                          10925                         11144                      11061
   12/96                     11864                          11716                         12199                      12164
                             12219                          11905                         12414                      12476
                             13739                          13349                         14211                      14315
                             14969                          14323                         15513                      15741
   12/97                     15046                          14846                         15857                      16444
                             16811                          16258                         17689                      18361
                             16182                          16113                         17781                      18443
                             14599                          14815                         15485                      16307
   12/98                     16504                          16709                         18184                      19014
                             16290                          16585                         18702                      19286
                             18648                          18178                         20722                      21461
                             16428                          16718                         18810                      19359
   12/99                     16009                          17407                         20498                      20411
                             15388                          17475                         20546                      20508
                             14975                          17246                         19663                      19547
                             15947                          18517                         21396                      21085
   12/00                     17679                          19185                         21745                      21843
                             16876                          18190                         20325                      20564
                             17865                          18858                         21221                      21568
                             16100                          17171                         17782                      19206
   12/01                     17479                          18245                         19199                      20622
                             18230                          18846                         19453                      21466
                             16639                          17138                         17382                      19637
                             13111                          14271                         13826                      15951
   12/02                     14510                          15370                         15195                      17421
                             13452                          14608                         14358                      16573
                             15443                          16906                         17063                      19436
                             15864                          17221                         17497                      19838
   12/03                     17865                          19428                         20026                      22652
                             18417                          19864                         20696                      23339
                             18846                          20054                         20860                      23544
                             18960                          20133                         21077                      23907
   12/04                     20597                          21970                         23171                      26389
                             20608                          21935                         22608                      26412
                             20455                          22206                         23192                      26854
                             20850                          23018                         23990                      27897
   12/31/05                  21369                          23301                         24638                      28250




This chart assumes an initial hypothetical investment of $10,000 made on 12/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund is measured against the S&P 500/BARRA Value Index and the Russell 1000(R) Value Index. The S&P 500/BARRA Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The BARRA Value index consists of approximately half of the S&P 500 Index on a market capitalization basis. The Russell 1000(R) Value is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

AVERAGE ANNUAL TOTAL RETURNS (2) (As of December 31, 2005)

ONE YEAR             THREE YEARS       FIVE YEARS     TEN YEARS
--------             -----------       ----------     ---------
 3.75%                 13.77%            3.86%          7.89%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW. STICLASSICFUNDS.COM.

(1) The Gross Domestic Product is the monetary value of all the finished goods and services produced within a country's borders in a specific time period. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

(2) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*Portfolio composition is subject to change.

PORTFOLIO INVESTMENTS (as a percentage of total investments)*

Financials                     24.0%
Industrials                    15.8%
Energy                          8.7%
Health Care                     8.5%
Materials                       8.3%
Consumer Staples                7.4%
Consumer Discretionary          7.1%
Short-Term Investment           6.0%
Utilities                       5.0%
Telecommunication Services      4.7%
Information Technology          4.4%
Money Market Funds              0.1%

MID-CAP EQUITY FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

INVESTMENT CONCERNS

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

Q: HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: Over the course of 2005, mid cap stocks were the best performing major equity asset class. The Fund's benchmark, the Russell Midcap(R) Index returned 12.65% for the year. The Fund returned 14.32%, outpacing the benchmark by 167 basis points (1.67%). The majority of the Fund's out performance was due to stock selection; many of the stocks the owned by the Fund outperformed the stocks in our benchmark's portfolio. The sectors in the Fund's portfolio which benefited the most from stock selection were Energy, Financials, and Healthcare.*

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The Fund's outperformance was driven almost entirely by stock selection. The Fund's returns in seven out of its ten sectors were superior to the returns of the benchmark. The sectors with the most dramatic differences were Energy, Healthcare, and Materials.*

Q:    HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: We believe superior stock selection shall provide the Fund with the best source for continued outperformance. We believe each stock in the Fund is one of the best investment opportunities in its sector and that the stocks in the Fund possess a superior combination of growth and valuation characteristics versus the benchmark. While we do not make extreme sector allocations relative to the benchmark, we believe the sectors that offer the best return potential for the year are Information Technology, Healthcare, and Energy.*

13              PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

MID-CAP EQUITY FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

GROWTH OF $10,000 INVESTMENT (As of December 31, 2005)

Mid-Cap Equity Fund

                           Mid-Cap Equity Fund       Russell Midcap(R)Index
          12/31/95                     10000                         10000
                                       10430                         10602
                                       10630                         10901
                                       10958                         11242
             12/96                     11605                         11900
                                       11260                         11802
                                       12554                         13403
                                       14378                         15183
             12/97                     14185                         15352
                                       15505                         17010
                                       15190                         16754
                                       12219                         14270
             12/98                     15201                         16901
                                       14696                         16822
                                       16143                         18648
                                       14467                         17046
             12/99                     17328                         19983
                                       19278                         21998
                                       19096                         21005
                                       19387                         22436
             12/00                     16820                         21631
                                       14721                         19361
                                       17389                         21207
                                       13944                         17419
             12/01                     17278                         20415
                                       16171                         21282
                                       14162                         19250
                                       12222                         15855
             12/02                     12362                         17111
                                       11863                         16706
                                       13578                         19757
                                       14157                         21028
             12/03                     16036                         23965
                                       16607                         25198
                                       16606                         25563
                                       16605                         25348
             12/04                     18733                         28810
                                       18973                         28737
                                       19924                         29938
                                       21102                         31711
          12/31/05                     21416                         32455


This chart assumes an initial hypothetical investment of $10,000 made on 12/31/95. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund is measured against the Russell Midcap(R) Index a capitalization weighted index that tracks the performance of the smallest 800 securities as ranked by total market capitalization, in the medium-sized securities universe. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

AVERAGE ANNUAL TOTAL RETURNS (1) (As of December 31, 2005)

ONE YEAR         THREE YEARS       FIVE YEARS      TEN YEARS
--------         -----------       ----------      ---------
 14.32%             20.10%            4.95%          7.91%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW. STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*Portfolio composition is subject to change.

PORTFOLIO INVESTMENTS (as a percentage of total investments)*

[PIE CHART]

Financials                 20.2%
Information Technology     15.0%
Consumer Discretionary     14.9%
Health Care                11.6%
Industrials                10.1%
Energy                      8.0%
Short-Term Investment       5.7%
Utilities                   5.4%
Consumer Staples            4.2%
Materials                   4.1%
REITS                       0.5%
Money Market Funds          0.3%

SMALL CAP VALUE EQUITY FUND

STI CLASSIC VARIABLE TRUST December 31, 2005

INVESTMENT CONCERNS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION & ANALYSIS

Q. HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The Fund continued its outperformance versus the Russell 2000(R) Value Index by returning 11.90% compared to 4.71% return for the the index for the 12 month period ending December 31, 2005. The Fund also managed to outpace the 6.14% return for the Lipper Small Cap Value Average over the same time period.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED DECEMBER 31, 2005?

A: The outperformance of the Fund was due to superior stock selection in the Industrials, Information Technology, Materials and Consumer Discretionary sectors. In the Industrials sector, the Fund's investment in GOL Linhas Aereas (GOL), a low cost, low fares airline operating in Brazil and LSI Industries (LYTS), a provider of image solutions, coupled with an overweight weighting aided in besting the Index. Within the Information Technology sector, Harris Corp. (HRS), an international communication company equipment company, and Fair Isaac (FIC), a company that provides services to companies in automate and improving decision making contributed to the excess return versus the Index. In review of the Materials sector, the Fund benefited from the investment in Airgas Inc.
      (ARG), a distributor of industrial, medical and specialty gases and Allegheny Technologies (ATI), a provider of specialized industrial products. In the Consumer Discretionary sector, the Fund profited from the investment in Makita Corp. (MKTAY), a manufacturer and retailer of power tools for the professional user worldwide and United Auto Group (UAG), a large automotive retailer. The Fund also received positive benefit for its underweight of Financials and overweight of the Materials sector.*

Q.    HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

A: The Fund continues to utilize its bottom-up approach to stock selection. This approach seeks dividend paying stocks that are trading at the lower end of historical trading ranges, display characteristics of financial strength and possess an identifiable catalyst that will assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions. The Fund continues to be cautious on valuations in the small cap value equity arena. Large inflows of capital by non-traditional small cap value investors are skewing valuations to the upside for most securities in the universe. This phenomenon has in turn caused lower quality names to increase in price, therefore making stock selection critical for outperformance. These non-traditional investors may also place undue downside pressure on valuations when they decide to exit the small cap realm. The Fund also recognizes the impact of higher interest rates on security valuation. In our opnion, if the shift to a higher interest rate environment continues, revaluation of equities should occur. The Fund remains very cognizant of the effects of high commodity prices on company feedstock and input costs. These effects could have negative impact on operating margins, which could cause revaluation of securities. Those equities with the highest valuations should see the most erosion in terms of price.

15              PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

SMALL CAP VALUE EQUITY FUND

STI CLASSIC VARIABLE TRUST  December 31, 2005

GROWTH OF $10,000 INVESTMENT (As of December 31, 2005)

Small Cap Value Equity Fund

                        Small Cap Value Equity Fund   Russell 2000(R)Value Index
          10/21/97                   10000                     10000
             12/97                    9795                     10452
                                     10683                     11325
                                      9791                     10916
                                      7738                      8965
             12/98                    8602                      9778
                                      7447                      8830
                                      8888                     10292
                                      8113                      9487
             12/99                    8191                      9632
                                      7826                     10001
                                      8232                     10196
                                      8758                     10944
             12/00                    9531                     11831
                                     10059                     11946
                                     11071                     13336
                                     10081                     11558
             12/01                   11578                     13490
                                     12774                     14782
                                     12571                     14469
                                     11004                     11389
             12/02                   11440                     11949
                                     10748                     11342
                                     12580                     13919
                                     13606                     14995
             12/03                   15837                     17449
                                     16740                     18656
                                     17324                     18814
                                     17332                     18842
             12/04                   19667                     21330
                                     19299                     20482
                                     19523                     21521
                                     21291                     22187
          12/31/05                   22008                     22335

This chart assumes an initial hypothetical investment of $10,000 made on 10/21/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund is measured against the Russell 2000(R) Value Index, an unmanaged index which is is comprised of the securities in the Russell 2000(R) Index with a less-than-average growth orientation. Companies in the Russell index generally have low price-to-book and price-to-earnings ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

AVERAGE ANNUAL TOTAL RETURNS (1) (As of December 31, 2005)

                                                  ANNUALIZED
                                               INCEPTION TO DATE
ONE YEAR         THREE YEARS     FIVE YEARS       (10/21/97)
--------         -----------     ----------    -----------------
 11.90%            24.37%          18.22%           10.10%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW. STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*Portfolio composition is subject to change.

PORTFOLIO INVESTMENTS (as a percentage of total investments)*

[PIE CHART]

Industrials                        26.2%
Consumer Discretionary             16.9%
Financials                         16.3%
Materials                          10.8%
Information Technology              9.6%
Short-Term Investment               6.7%
Health Care                         4.2%
Consumer Staples                    3.5%
Energy                              3.1%
Money Market Funds                  1.5%
Utilities                           1.2%

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

CAPITAL APPRECIATION FUND

                                         Shares or
                                         Principal
                                         Amount($)   Value($)
                                         ---------   --------
COMMON STOCKS (99.6%)
CONSUMER DISCRETIONARY (15.1%)
 Advance Auto Parts, Inc. *                11,000        478
 Bed Bath & Beyond, Inc. *                 16,100        582
 Harley-Davidson, Inc. (b)                 15,900        819
 Home Depot, Inc. (The)                    16,600        672
 Kohl's Corp. *                             6,800        330
 Lowe's Cos., Inc.                         11,000        733
 Marriott International, Inc., Cl A         5,300        355
 NIKE, Inc., Cl B (b)                       5,500        477
 Omnicom Group, Inc.                       10,000        851
 Time Warner, Inc                          47,600        830
 Univision Communications, Inc., Cl A *    15,500        456
 Walt Disney Co. (The)                     17,800        427
                                                     -------
                                                       7,010
                                                     -------
CONSUMER STAPLES (4.6%)
 Colgate-Palmolive Co.                      7,400        406
 Estee Lauder Cos., Inc. (The), Cl A       10,800        362
 Wal-Mart Stores, Inc.                     18,800        880
 Walgreen Co.                              10,400        460
                                                     -------
                                                       2,108
                                                     -------
ENERGY (3.8%)
 Anadarko Petroleum Corp.                   5,300        502
 Exxon Mobil Corp.                         22,600      1,270
                                                     -------
                                                       1,772
                                                     -------
FINANCIALS (15.8%)
 American Express Co.                      20,500      1,055
 Chubb Corp. (The)                         13,400      1,309
 Goldman Sachs Group, Inc. (The)            4,300        549
 JPMorgan Chase & Co.                      27,600      1,095
 MGIC Investment Corp.                     16,000      1,053
 SLM Corp. (b)                             12,700        700
 Washington Mutual, Inc.                   17,300        753
 Wells Fargo & Co.                         12,500        785
                                                     -------
                                                       7,299
                                                     -------
HEALTH CARE (11.7%)
 Amgen, Inc. *                              9,300        733
 Baxter International, Inc.                33,400      1,258
 Becton, Dickinson & Co.                   16,200        973
 Health Management
  Associates, Inc., Cl A                   24,800        545
 Johnson & Johnson                          7,900        475
 Quest Diagnostics, Inc. (b)                9,400        484
 Schering-Plough Corp.                     32,700        682
 Tenet Healthcare Corp. *                  37,900        290
                                                     -------
                                                       5,440
                                                     -------

INDUSTRIALS (20.0%)
 3M Co.                                      6,000       465
 Cintas Corp.                                8,800       362
 Danaher Corp.                              14,400       803
 Emerson Electric Co.                       10,900       814
 Fastenal Co. (b)                           18,000       705
 General Electric Co.                       33,400     1,172
 Honeywell International, Inc.              28,100     1,047
 Illinois Tool Works, Inc.                   5,600       493
 Lockheed Martin Corp.                       7,800       496
 Raytheon Co.                               27,700     1,112
 Southwest Airlines Co.                     28,800       473
 Union Pacific Corp.                         7,700       620
 United Parcel Service, Inc., Cl B           9,100       684
                                                     -------
                                                       9,246
                                                     -------
INFORMATION TECHNOLOGY (26.4%)
 Affiliated Computer
 Services, Inc., Cl A * (b)                 10,800       639
 Amdocs Ltd. *                              14,800       407
 Automatic Data Processing, Inc.            20,500       941
 CDW Corp.                                   5,800       334
 CheckFree Corp. * (b)                      29,700     1,362
 Cisco Systems, Inc. *                      24,800       425
 Electronic Data Systems Corp.              16,000       385
 EMC Corp. *                                30,000       409
 First Data Corp.                           10,500       452
 LSI Logic Corp. *                          45,600       365
 Maxim Integrated Products, Inc.            19,500       707
 Microsoft Corp.                            55,200     1,442
 NCR Corp. *                                12,000       407
 Nokia Corp. ADR (b)                        59,000     1,079
 Oracle Corp. *                             62,000       757
 Paychex, Inc.                              26,800     1,021
 Texas Instruments, Inc.                    13,300       427
 VeriSign, Inc. *                           30,500       669
                                                     -------
                                                      12,228
                                                     -------
MATERIALS (1.1%)
 Rohm & Haas Co.                            10,700       518
                                                     -------
TELECOMMUNICATION SERVICES (1.1%)

 AT&T, Inc.                                 20,300       497
                                                     -------
 Total Common Stocks (Cost $41,822)                   46,118
                                                     -------

SHORT-TERM INVESTMENT (13.2%)
 CSFB Enhanced Liquidity
  Portfolio (c)                          6,101,901     6,102
                                                     -------
 Total Short-Term Investment
  (Cost $6,102)                                        6,102
                                                     -------

17                      See Notes to Financial Statements

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

CAPITAL APPRECIATION FUND-CONCLUDED

                                         Shares or
                                         Principal
                                         Amount($)   Value($)
                                         ---------   --------
MONEY MARKET FUNDS (0.4%)
 Federated Prime Value
  Obligations Fund, Cl I                  186,099        186
                                                     -------
 Total Money Market Funds
  (Cost $186)                                            186
                                                     -------
 Total Investments
  (Cost $48,110) (a)--113.2%                          52,406
                                                     -------
 Liabilities in excess of
  other assets--(13.2)%                               (6,099)
                                                     -------
 Net Assets--100.0%                                  $46,307
                                                     =======


*Non-income producing security.

(a) Cost for federal income tax purposes is $48,124 (amount in thousands).Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation                          $ 5,512
Unrealized Depreciation                           (1,230)
                                                 -------
Unrealized Appreciation (Depreciation)           $ 4,282
                                                 =======

(b) This security or a partial position of the security was on loan at December 31, 2005. The total value of securities on loan at December 31, 2005 in thousands was $5,899.

(c) This security was purchased with cash collateral held from securities lending.

ADR - American Depository Receipt.
Cl - Class.

                      See Notes to Financial Statements.                     18

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

INTERNATIONAL EQUITY FUND

                                                  Shares or
                                                  Principal
                                                  Amount($)   Value($)
                                                  ---------   --------
FOREIGN COMMON STOCKS (96.6%)
AUSTRALIA (3.8%)
   Australia & New Zealand
      Banking Group Ltd.                            1,801        31
   BlueScope Steel Ltd.                             3,340        17
   Downer EDI Ltd.                                  2,400        13
   Investa Property Group                           7,325        11
   Promina Group Ltd.                               6,481        23
   Qantas Airways Ltd.                              6,435        19
   Rio Tinto Group Ltd.                               614        31
   St. George Bank Ltd.                             1,315        29
   Westpac Banking Corp.                            1,818        30
                                                                ---
                                                                204
                                                                ---
BELGIUM (0.5%)
   Fortis                                             200         6
   Fortis SA                                          611        20
                                                                ---
                                                                 26
                                                                ---
DENMARK (0.8%)
   Danske Bank A/S                                    882        32
   TDC A/S                                            225        13
                                                                ---
                                                                 45
                                                                ---
FINLAND (1.7%)
   Fortum Corp.                                     1,240        23
   Nokia Corp., Cl A                                2,955        54
   Tietoenator Oyj                                    360        13
                                                                ---
                                                                 90
                                                                ---
FRANCE (10.3%)
   Atos Origin SA *                                   269        18
   AXA                                              1,610        52
   BNP Paribas                                        755        60
   Bouygues SA                                        304        15
   Compagnie de Saint-Gobain                          365        22
   France Telecom SA                                1,490        37
   Lafarge SA                                         352        32
   Pernod Ricard                                      108        19
   PSA Peugeot Citroen SA                             228        13
   Sanofi-Aventis                                     407        36
   Schneider Electric SA                              283        25
   Societe Generale                                   363        45
   SUEZ SA                                          1,136        35
   TOTAL SA                                           228        57
   VINCI SA                                           403        35
   Vivendi Universal SA                             1,513        47
                                                                ---
                                                                548
                                                                ---
GERMANY (7.3%)
   Adidas-Salomon AG                                  154        29
   Allianz AG                                         315        48
   BASF AG                                            572        44
   Bayer AG                                           242        10
   Continental AG                                     351        31
   DaimlerChrysler AG                                 300        15
   Deutsche Bank AG                                   280        27

GERMANY-CONTINUED
   Deutsche Post AG                                   444        11
   Deutsche Telekom AG                              1,473        25
   E.ON AG                                            489        50
   MAN AG                                             524        28
   METRO AG                                           179         9
   SAP AG                                             116        21
   Schering AG                                        440        29
   Siemens AG                                         115        10
                                                                ---
                                                                387
                                                                ---
HONG KONG (2.2%)
   Cheung Kong (Holdings) Ltd.                      2,700        27
   China Mobile Ltd.                                4,000        19
   China Resources Power
      Holdings Co. Ltd.                            12,000         7
   CNOOC Ltd.                                      21,800        15
   Hutchison Whampoa Ltd.                           3,107        29
   Prosperity REIT * (b)                               84         0
   Wing Hang Bank Ltd.                              3,000        22
                                                                ---
                                                                119
                                                                ---
IRELAND (0.6%)
   CRH PLC                                          1,106        33
                                                                ---
ITALY (2.0%)
   Banca Intesa SpA                                 6,269        33
   Eni SpA                                          1,818        50
   Mediaset SpA                                       522         6
   UniCredito Italiano SpA                          2,135        15
                                                                ---
                                                                104
                                                                ---
JAPAN (25.7%)
   AEON Co. Ltd.                                      800        20
   Aisin Seiki Co. Ltd.                               400        15
   Amano Corp.                                        600        11
   Astellas Pharma, Inc.                              500        20
   Canon, Inc.                                        500        29
   Central Japan Railway Co.                            2        19
   Daicel Chemical Industries Ltd.                  5,000        36
   Daiichi Sankyo Co. Ltd. *                          400         8
   Daiwa Securities Group, Inc.                     3,000        34
   East Japan Railway Co.                               3        21
   Electric Power Development
      Co. Ltd.                                        600        21
   FANCL Corp.                                        300        16
   FANUC Ltd.                                         200        17
   Fujikura Ltd.                                    3,000        24
   Fujitsu Ltd.                                     3,000        23
   Hitachi Chemical Co. Ltd.                          500        13
   Honda Motor Co. Ltd.                               402        23
   Ibiden Co. Ltd.                                    200        11
   ITOCHU Corp.                                     1,000         8
   Japan Tobacco, Inc.                                  1        15
   KDDI Corp.                                           3        17
   Keisei Electric Railway Co. Ltd.                 1,000         7

                       See Notes to Financial Statements.
19

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

INTERNATIONAL EQUITY FUND-CONTINUED

                                                    Shares or
                                                    Principal
                                                    Amount($)   Value($)
                                                    ----------  --------
JAPAN-CONTINUED
   Komatsu Ltd.                                        2,000        33
   Kubota Corp.                                        3,000        25
   Makita Corp.                                          400        10
   Matsushita Electric Industrial
      Co. Ltd.                                         2,000        39
   Mazda Motor Corp.                                   4,000        18
   Mitsubishi Corp.                                    1,600        35
   Mitsubishi Electric Corp.                           4,000        28
   Mitsubishi Tokyo Financial
      Group, Inc.                                          4        54
   Mitsui Fudosan Co. Ltd.                             1,000        20
   Mitsui O.S.K. Lines Ltd.                            3,000        26
   Mitsui Sumitomo Insurance Co. Ltd.                  2,000        24
   Mitsui Trust Holdings, Inc.                         2,000        24
   Mizuho Financial Group, Inc.                            7        56
   Morinaga & Co. Ltd.                                 4,000        12
   Namco Bandai Holdings, Inc.*                          600         9
   Nidec Corp.                                           100         9
   Nikko Cordial Corp.                                 1,100        17
   Nippon Steel Corp.                                  4,000        14
   Nippon Telegraph &
      Telephone Corp.                                      5        23
   NSK Ltd.                                            3,000        21
   Okinawa Electric Power
      Co., Inc. (The)                                    300        17
   ORIX Corp.                                            100        25
   Ricoh Co. Ltd.                                      1,000        18
   Ryohin Keikaku Co. Ltd.                               200        17
   Sankyo Co. Ltd.                                       300        17
   Sanyo Shinpan Finance Co. Ltd.                        260        19
   Sega Sammy Holdings, Inc.                             600        20
   Shin-Etsu Chemical Co. Ltd.                           400        21
   Sompo Japan Insurance, Inc.                         1,000        14
   Sumitomo Corp.                                      2,000        26
   Sumitomo Electric Industries Ltd.                     700        11
   Sumitomo Metal Industries Ltd.                      6,000        23
   Sumitomo Mitsui Financial
      Group, Inc.                                          3        32
   Takeda Pharmaceutical Co. Ltd.                        700        38
   Tokyo Ohka Kogyo Co. Ltd.                             600        17
   Toyoda Machine Works Ltd. (c)                       1,000        14
   Toyota Motor Corp.                                  1,613        84
   Trans Cosmos, Inc.                                    100         8
   Tsubakimoto Chain Co.                               1,000         7
   Yamada Denki Co. Ltd.                                 100        13
   Yamaha Motor Co. Ltd.                                 400        10
   Yamatake Corp.                                        300         7
                                                                 -----
                                                                 1,363
                                                                 -----
NETHERLANDS (3.8%)
   ABN AMRO Holding NV                                 1,659        43
   Akzo Nobel NV                                         548        25

NETHERLANDS-CONTINUED
   ING Groep NV                                        1,543        54
   Royal KPN NV                                        3,177        32
   Royal Philips Electronics NV                        1,574        49
                                                                 -----
                                                                   203
                                                                 -----
NEW ZEALAND (0.7%)
   Fletcher Building Ltd.                              4,927        26
   Warehouse Group Ltd. (The)                          4,300        10
                                                                 -----
                                                                    36
                                                                 -----
NORWAY (1.9%)
   DNB NOR ASA                                           700         7
   Norsk Hydro ASA                                       130        13
   Orkla ASA                                             890        38
   Statoil ASA                                         1,020        23
   Telenor ASA                                         2,050        20
                                                                 -----
                                                                   101
                                                                 -----
PORTUGAL (0.3%)
   Energias de Portugal SA                             5,629        17
                                                                 -----

SINGAPORE (1.0%)
   Jurong Technologies Industrial
      Corp. Ltd.                                      11,000        12
   SembCorp Industries Ltd.                            9,000        15
   United Overseas Bank Ltd.                           3,000        26
                                                                 -----
                                                                    53
                                                                 -----
SPAIN (2.5%)
   Banco Santander Central
      Hispano SA                                       3,635        48
   Endesa SA                                             313         8
   Repsol YPF SA                                       1,334        39
   Telefonica SA                                       1,864        28
   Union Fenosa SA                                       297        11
                                                                 -----
                                                                   134
                                                                 -----
SWEDEN (2.5%)
   Autoliv, Inc.                                         261        12
   Nordea Bank AB                                      2,310        24
   Sandvik AB                                            383        18
   Svenska Handelsbanken AB, Cl A                        780        19
   Telefonaktiebolaget LM Ericsson                    12,220        42
   Volvo AB, Cl B                                        350        17
                                                                 -----
                                                                   132
                                                                 -----
SWITZERLAND (6.3%)
   Credit Suisse Group                                 1,065        54
   Nestle SA                                             244        73
   Novartis AG                                         1,478        78
   Roche Holding Ltd.                                    306        46
   UBS AG                                                453        43
   Zurich Financial Services                             202        43
                                                                 -----
                                                                   337
                                                                 -----
UNITED KINGDOM (22.7%)
   Alliance UniChem PLC                                1,516        21
   Anglo American PLC                                  1,088        37

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

INTERNATIONAL EQUITY FUND--CONCLUDED

                                                 Shares or
                                                 Principal
                                                 Amount($)     Value($)
                                                 ---------     --------
UNITED KINGDOM-CONTINUED
   Anglo Irish Bank Corp. PLC                       1,570           24
   AstraZeneca PLC                                  1,453           71
   Aviva PLC                                        2,867           35
   AWG PLC                                          1,243           23
   Balfour Beatty PLC                               3,381           21
   BHP Billiton PLC                                 2,740           45
   BP PLC                                          11,340          120
   Bradford & Bingley PLC                           2,924           21
   British Airways PLC *                            5,434           31
   British American Tobacco PLC                     1,977           44
   British Energy Group PLC *                       3,600           32
   BT Group PLC                                     5,397           21
   CRH PLC (b)                                          9            0
   First Choice Holidays PLC                        8,044           35
   George Wimpey PLC                                2,169           18
   GlaxoSmithKline PLC                              2,422           61
   HBOS PLC                                         3,456           59
   HSBC Holdings PLC                                6,314          101
   Old Mutual PLC                                   6,134           17
   Pilkington PLC                                   2,723            7
   Royal & Sun Alliance Insurance
         Group PLC                                  8,200           18
   Royal Bank of Scotland
         Group PLC (The)                            2,655           80
   Royal Dutch Shell PLC, Cl A                      2,919           89
   Royal Dutch Shell PLC, Cl B                        802           26
   SABMiller PLC                                      897           16
   Tesco PLC                                        5,491           31
   Vodafone Group PLC                              41,973           91
   WH Smith PLC                                     1,600           12
                                                               -------
                                                                 1,207
                                                               -------
Total Foreign Common Stocks
         (Cost $3,642)                                           5,139
                                                               -------
SHORT-TERM INVESTMENTS (1.3%)
   Brown Brothers Harriman & Co.,
         Cayman Islands Cash Sweep                 66,938           67
                                                               -------
Total Short-Term Investments (Cost $67)                             67
                                                               -------
Total Investments (Cost $3,709) (a)--97.9%                       5,206
                                                               -------
Other assets in excess of liabilities--2.1%                        114
                                                               -------
Net Assets--100.0%                                             $ 5,320
                                                               =======


*Non-income producing security.

(a) Cost for federal income tax purposes is $3,836 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation                $ 1,377
      Unrealized Depreciation                     (7)
                                             -------
      Unrealized Appreciation (Depreciation) $ 1,370
                                             =======

(b)   Market value is less than one thousand dollars.

(c) Fair Valued at December 31, 2005 according to procedures approved by the Board of Trustees.

C1 - Class.
REIT - Real Estate Investment Trust.

The investment concentrations for the International Equity Fund as a percentage of net assets, by industry, as of December 31, 2005, were as follows (unaudited):

Consumer Discretionary                 10.3%
Consumer Staples                        5.6
Energy                                  9.0
Financials                             29.0
Health Care                             7.6
Industrials                            11.8
Information Technology                  5.0
Materials                               7.9
Short-Term Investments                  1.3
Telecommunication Services              6.5
Utilities                               3.9

                       See Notes to Financial Statements.
21

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

INVESTMENT GRADE BOND FUND

                                                       Shares or
                                                       Principal
                                                       Amount($)    Value($)
                                                       ---------    --------
ASSET BACKED SECURITIES (8.9%)
AUTOMOBILE ABS (5.2%)
   Americredit Automobile Receivables
   Trust, Ser 2002-D, Cl A4,
      3.400%, 04/13/09                                     200         198
   Daimler Chrysler Auto Trust, Ser 2004-B,
      Cl A3, 3.180%, 09/08/08                              250         248
   Onyx Acceptance Auto Trust, Ser 2003-D,
      Cl A4, 3.200%, 03/15/10                              250         246
                                                                     -----
                                                                       692
                                                                     -----
CREDIT CARD ABS (3.7%)
   American Express Credit Account
         Master Trust, Ser 2002-3, Cl A, 5.530%,
         10/15/08                                          250         250
   Fleet Credit Card Master Trust II, Ser
         2003, Cl A, 2.400%, 07/15/08                      250         250
                                                                     -----
                                                                       500
                                                                     -----
Total Asset Backed Securities (Cost $1,195)                          1,192
                                                                     -----
COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%)
   Citigroup/Deutsche Bank Commercial
         Mortgage Trust, Ser 2005-CD1, Cl A4,
         5.225%, 07/15/44 (e)                               75          76
                                                                     -----
Total Collateralized Mortgage
      Obligations (Cost $76)                                            76
                                                                     -----
CORPORATE BONDS (17.4%)
AEROSPACE/DEFENSE (0.5%)
   United Technologies Corp.,
         4.875%, 05/01/15                                   65          64
                                                                     -----
AIRLINES (0.2%)
   Southwest Airlines Co.,
         5.125%, 03/01/17                                   35          33
                                                                     -----
BANKS (0.7%)
   Bank of America Corp.,
         7.400%, 01/15/11                                   80          88
                                                                     -----
COMMERCIAL SERVICES (0.2%)
   ERAC USA Finance Co.,
         5.600%, 05/01/15 (d)                               30          30
                                                                     -----
DIVERSIFIED FINANCIAL SERVICES (5.6%)
   CIT Group, Inc., 5.125%, 09/30/14                        65          64
   Citigroup, Inc., 5.125%, 05/05/14                        20          20
   Citigroup, Inc., 5.850%, 12/11/34                        35          36
   Fund American Cos., Inc.,
         5.875%, 05/15/13                                   85          86
   Goldman Sachs Group, Inc. (The),
         4.750%, 07/15/13                                   90          87
   HSBC Holdings PLC,
         7.625%, 05/17/32                                   35          44

DIVERSIFIED FINANCIAL SERVICES-CONTINUED
   John Deere Capital Corp.,
      3.900%, 01/15/08                                      15          15
   JPMorgan Chase & Co.,
      6.625%, 03/15/12                                     100         108
   Lazard Group LLC,
      7.125%, 05/15/15                                     165         173
   Morgan Stanley, 5.300%, 03/01/13                        115         115
                                                                     -----
                                                                       748
                                                                     -----
ELECTRIC (1.2%)
   Exelon Corp., 5.625%, 06/15/35                          100          95
   Pacific Gas & Electric Co.,
      6.050%, 03/01/34                                      65          67
                                                                     -----
                                                                       162
                                                                     -----
ENTERTAINMENT (0.2%)
   GTECH Holdings Corp.,
      4.750%, 10/15/10                                      30          27
                                                                     -----
FOOD (1.1%)
   Woolworths Ltd.,
      5.550%, 11/15/15 (d)                                 145         147
                                                                     -----
INSURANCE (0.1%)
   Metlife, Inc., 5.700%, 06/15/35                          15          15
                                                                     -----
INVESTMENT COMPANIES (0.2%)
   Credit Suisse First Boston USA, Inc.,
      6.500%, 01/15/12                                      30          32
                                                                     -----
MEDIA (1.0%)
   Cox Communications, Inc.,
      4.625%, 06/01/13                                      35          33
   News America Holdings, Inc.,
      9.250%, 02/01/13                                      30          36
   News America Holdings, Inc.,
      6.200%, 12/15/34                                      20          20
   Time Warner, Inc., 7.625%, 04/15/31                      35          39
                                                                     -----
                                                                       128
                                                                     -----
MINING (0.6%)
   Alcan, Inc., 5.750%, 06/01/35                            30          29
   Codelco, Inc., 5.500%, 10/15/13 (d)                      45          46
                                                                     -----
                                                                        75
                                                                     -----
MISCELLANEOUS MANUFACTURER (1.2%)
   General Electric Co.,
      5.000%, 02/01/13                                     165         165
                                                                     -----
OIL & GAS (1.0%)
   Devon Financing Corp. ULC,
      7.875%, 09/30/31                                      45          58
   Enterprise Products Operating LP, Ser B,
      6.875%, 03/01/33                                      30          32

                       See Notes to Financial Statements.
                                                                              22

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

INVESTMENT GRADE BOND FUND--CONCLUDED


                                                        Shares or
                                                        Principal
                                                        Amount($)   Value($)
                                                        ---------   --------
OIL & GAS-CONTINUED
   Motiva Enterprises LLC,
         5.200%, 09/15/12 (d)                                  15         15
   Valero Energy Corp.,
         7.500%, 04/15/32                                      30         36
                                                                    --------
                                                                         141
                                                                    --------
PIPELINES (1.0%)
   Centerpoint Energy Resources Corp.,
         Ser B, 7.875%, 04/01/13                               50         57
   K N Capital Trust III,
         7.630%, 04/15/28                                      55         61
   Kinder Morgan, Inc.,
         7.250%, 03/01/28                                      15         17
                                                                    --------
                                                                         135
                                                                    --------
REITS (0.1%)
   Simon Property Group LP,
         6.375%, 11/15/07                                      15         15
                                                                    --------
RETAIL (0.1%)
   Federated Department Stores, Inc.,
         6.900%, 04/01/29                                      15         16
                                                                    --------
TELECOMMUNICATIONS (2.2%)
   Bellsouth Corp., 6.550%, 06/15/34                           55         59
   SBC Communications, Inc.,
         6.450%, 06/15/34                                      80         83
   Telecom Italia Capital SA,
         5.250%, 10/01/15                                      80         78
   Verizon Global Funding Corp.,
         7.750%, 12/01/30                                      60         71
                                                                    --------
                                                                         291
                                                                    --------
TRANSPORTATION (0.2%)
   BNSF Funding Trust 1, 6.613%, 12/15/55,
         Callable 01/15/26 @ 100                               25         26
                                                                    --------
Total Corporate Bonds (Cost $2,328)                                    2,338
                                                                    --------
U.S. GOVERNMENT AGENCIES (18.3%)
FANNIE MAE (5.9%)
   4.500%, 10/15/08                                           800        796
                                                                    --------
FREDDIE MAC (12.4%)
   3.625%, 02/15/08                                         1,700      1,662
                                                                    --------
Total U.S. Government Agencies
      (Cost $2,459)                                                    2,458
                                                                    --------
U.S. TREASURY OBLIGATIONS (53.4%)
U.S. TREASURY BONDS (10.3%)
   6.250%, 08/15/23 (b)                                       605        722
   6.125%, 11/15/27                                           240        290
   5.375%, 02/15/31 (b)                                       335        376
                                                                    --------
                                                                       1,388
                                                                    --------

U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (5.3%)
   1.625%, 01/15/15                                           710        714
                                                                    --------
U.S. TREASURY NOTES (37.8%)
   1.875%, 01/31/06                                           145        145
   4.250%, 11/30/07 (b)                                     1,090      1,087
   4.375%, 11/15/08                                            55         55
   3.125%, 04/15/09 (b)                                       125        120
   6.000%, 08/15/09 (b)                                       835        880
   4.250%, 10/15/10 (b)                                       830        826
   4.500%, 11/15/10 (b)                                       815        819
   4.250%, 08/15/13 (b)                                       870        862
   4.500%, 11/15/15 (b)                                       280        282
                                                                    --------
                                                                       5,076
                                                                    --------
Total U.S. Treasury Obligations
      (Cost $7,172)                                                    7,178
                                                                    --------
SHORT-TERM INVESTMENTS (39.2%)
   CSFB Enhanced
         Liquidity Portfolio (c)                        5,269,823      5,270
                                                                    --------
Total Short-Term Investments (Cost $5,270)                             5,270
                                                                    --------
MONEY MARKET FUNDS (0.8%)
   Federated Prime Value Money
         Market Fund                                      104,082        104
                                                                    --------
Total Money Market Funds (Cost $104)                                     104
                                                                    --------
Total Investments
      (Cost $18,604) (a)--138.6%                                      18,616
                                                                    --------
Liabilities in excess of other
      assets--(38.6)%                                                 (5,186)
                                                                    --------
Net Assets--100.0%                                                  $ 13,430
                                                                    ========

(a)   Cost for federal income tax purposes is $18,622 (amount in thousands).

      Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation                                          $  74
Unrealized Depreciation                                            (80)
                                                                 -----
Unrealized Appreciation (Depreciation)                           $  (6)
                                                                 =====

(b) This security or a partial position of the security was on loan at December 31, 2005. The total value of securities on loan at December 31, 2005 in thousands was $5,096.

(c) This security was purchased with cash collateral held from securities lending.

(d) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e) Variable rate security. Rate presented represents rate in effect at December 31, 2005. Maturity date represents actual maturity date.

C1 - Class.
LLC - Limited Liability Company.
LP - Limited Partnership.
REIT - Real Estate Investment Trust.
Ser - Series.

                       See Notes to Financial Statements.
23

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)
LARGE CAP RELATIVE VALUE FUND

                                                   Shares or
                                                   Principal
                                                   Amount($)     Value($)
                                                   ---------     --------
COMMON STOCKS (99.6%)
CONSUMER DISCRETIONARY (8.7%)
   Advance Auto Parts, Inc. *                         5,000         217
   Gannett Co., Inc.                                  1,000          61
   Kohl's Corp. *                                     1,000          49
   Lowe's Cos., Inc.                                  2,500         167
   Meredith Corp.                                     2,000         105
   Target Corp.                                       1,500          82
   Viacom, Inc., Cl B (b)                             7,000         227
   Walt Disney Co. (The)                              6,000         144
                                                                  -----
                                                                  1,052
                                                                  -----
CONSUMER STAPLES (9.8%)
   Anheuser-Busch Cos., Inc.                          1,400          60
   Archer Daniels Midland Co.                         5,000         123
   Diageo PLC ADR                                     3,500         205
   Estee Lauder Cos., Inc. (The), Cl A                3,000         100
   PepsiCo, Inc.                                      2,000         118
   Procter & Gamble Co. (The)                         1,200          69
   SYSCO Corp.                                        2,700          84
   Unilever PLC ADR                                   5,000         202
   Wal-Mart Stores, Inc.                              3,100         145
   Wm. Wrigley Jr. Co.                                1,300          86
                                                                  -----
                                                                  1,192
                                                                  -----
ENERGY (10.1%)
   Anadarko Petroleum Corp.                           1,000          95
   Baker Hughes, Inc.                                 3,500         212
   Burlington Resources, Inc.                         2,000         172
   Chevron Corp.                                      3,000         170
   ConocoPhillips                                     2,400         140
   Exxon Mobil Corp.                                  3,000         169
   Royal Dutch Shell PLC ADR, Cl A                    3,000         184
   Transocean, Inc. *                                 1,300          91
                                                                  -----
                                                                  1,233
                                                                  -----
FINANCIALS (24.2%)
   American International
      Group, Inc.                                     3,000         205
   Ameriprise Financial Inc                           4,000         164
   Bank of America Corp.                              3,800         175
   Berkshire Hathaway, Inc., Cl B *                      75         221
   Cincinnati Financial Corp.                         4,200         188
   CIT Group, Inc.                                    4,100         212
   Citigroup, Inc.                                    5,300         258
   Fifth Third Bancorp                                3,000         113
   Genworth Financial, Inc., Cl A (b)                 6,000         207
   Goldman Sachs Group, Inc. (The)                      750          96
   Morgan Stanley                                     3,000         170
   New York Community
      Bancorp, Inc. (b)                              12,000         198
   Principal Financial Group, Inc.                    3,500         166
   State Street Corp.                                 2,000         111

FINANCIALS-CONTINUED
   U.S. Bancorp                                       4,400         132
   Wachovia Corp.                                     4,000         211
   Wells Fargo & Co.                                  1,825         115
                                                                  -----
                                                                  2,942
                                                                  -----
HEALTH CARE (11.6%)
   Abbott Laboratories                                4,000         158
   Amgen, Inc. *                                      1,675         132
   Boston Scientific Corp. *                         10,000         245
   Bristol-Myers Squibb Co.                           9,000         207
   Eli Lilly & Co.                                    3,500         198
   Johnson & Johnson                                  2,700         162
   Pfizer, Inc.                                      10,000         233
   WellPoint, Inc. *                                  1,000          80
                                                                  -----
                                                                  1,415
                                                                  -----
INDUSTRIALS (10.2%)
   3M Co.                                             2,000         155
   Cendant Corp.                                      7,000         121
   Dover Corp.                                        3,000         121
   Emerson Electric Co.                               1,500         112
   General Electric Co.                               4,000         140
   Goodrich Corp.                                     5,000         207
   Honeywell International, Inc.                      2,500          93
   Norfolk Southern Corp.                             2,500         112
   Rockwell Automation, Inc.                          1,000          59
   Textron, Inc.                                      1,500         115
                                                                  -----
                                                                  1,235
                                                                  -----
INFORMATION TECHNOLOGY (14.0%)
   Accenture Ltd., Cl A (b)                           7,000         202
   Agilent Technologies, Inc. *                       4,500         150
   Applied Materials, Inc.                           12,000         215
   Cisco Systems, Inc. *                              8,000         137
   First Data Corp.                                   4,850         209
   Intel Corp.                                        6,000         150
   International Business Machines Corp.              1,800         148
   Microsoft Corp.                                    7,500         196
   Nokia Corp. ADR                                   13,000         237
   Texas Instruments, Inc.                            1,900          61
                                                                  -----
                                                                  1,705
                                                                  -----
MATERIALS (3.1%)
   E.I. du Pont de Nemours & Co.                      2,500         106
   Praxair, Inc.                                      2,700         143
   Sigma-Aldrich Corp.                                2,000         127
                                                                  -----
                                                                    376
                                                                  -----
TELECOMMUNICATION SERVICES (3.9%)
   ALLTEL Corp.                                       1,800         114
   BellSouth Corp.                                    2,200          60
   Verizon Communications, Inc.                       5,000         150
   Vodafone Group PLC ADR                             7,000         150
                                                                  -----
                                                                    474
                                                                  -----

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

LARGE CAP RELATIVE VALUE FUND--CONCLUDED


                                                      Shares or
                                                      Principal
                                                      Amount($)    Value($)
                                                      ---------    --------
UTILITIES (4.0%)
   American Electric Power Co., Inc.                     3,000          111
   Edison International                                  4,000          176
   Exelon Corp.                                          2,000          106
   SCANA Corp.                                           2,500           98
                                                                   --------
                                                                        491
                                                                   --------
Total Common Stocks (Cost $10,391)                                   12,114
                                                                   --------
SHORT-TERM INVESTMENT (7.0%)
   CSFB Enhanced Liquidity
         Portfolio (c)                                 846,170          846
                                                                   --------
Total Short-Term Investment (Cost $846)                                 846
                                                                   --------

MONEY MARKET FUNDS (0.7%)
   Federated Prime Value
         Obligations Fund, Cl I                         83,065           83
                                                                   --------
Total Money Market Funds (Cost $83)                                      83
                                                                   --------
Total Investments (Cost $11,320)
      (a)--107.3%                                                    13,043
                                                                   --------
Liabilities in excess of other
            assets--(7.3)%                                             (891)
                                                                   --------
Net Assets--100.0%                                                 $ 12,152
                                                                   ========

---------------
*Non-income producing security.

(a) Cost for federal income tax purposes is $11,342 (amount in thousands) Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation                                     $ 2,023
Unrealized Depreciation                                        (322)
                                                            -------
Unrealized Appreciation (Depreciation)                      $ 1,701
                                                            =======

(b) This security or a partial position of the security was on loan at December 31, 2005. The total value of securities on loan at December 31, 2005 in thousands was $824.

(c) This security was purchased with cash collateral held from securities lending.

ADR - American Depository Receipt.
C1 - Class.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

LARGE CAP VALUE EQUITY FUND

                                                    Shares or
                                                    Principal
                                                    Amount($)    Value($)
                                                    ---------    --------
COMMON STOCKS (99.6%)
CONSUMER DISCRETIONARY (7.5%)
   Dow Jones & Co., Inc. (b)                          16,800         596
   Federated Department Stores, Inc.                  11,988         796
   Leggett & Platt, Inc.                              24,491         562
   OfficeMax, Inc.                                     7,736         196
   Stanley Works (The)                                 8,734         420
   Time Warner, Inc.                                  16,000         279
                                                                   -----
                                                                   2,849
                                                                   -----
CONSUMER STAPLES (7.9%)
   Colgate-Palmolive Co.                              15,000         822
   Estee Lauder Cos., Inc.
      (The), Cl A (b)                                  8,250         276
   H.J. Heinz Co.                                     13,050         440
   J.M. Smucker Co. (The)                              6,788         299
   Kimberly-Clark Corp.                                9,900         591
   PepsiCo, Inc.                                       9,700         573
                                                                   -----
                                                                   3,001
                                                                   -----
ENERGY (9.2%)
   Amerada Hess Corp.                                  3,000         380
   Chevron Corp.                                      13,350         758
   ConocoPhillips                                     13,300         774
   Exxon Mobil Corp.                                  13,650         767
   Marathon Oil Corp.                                 13,450         820
                                                                   -----
                                                                   3,499
                                                                   -----
FINANCIALS (25.4%)
   A.G. Edwards, Inc.                                  7,250         340
   Aspen Insurance Holdings Ltd.                       4,100          97
   Astoria Financial Corp.                            13,650         401
   Bank of America Corp.                              17,750         820
   Bank of New York Co., Inc. (The)                   19,400         618
   Bear Stearns & Co., Inc.                            5,850         676
   Citigroup, Inc.                                     8,441         410
   Colonial BancGroup, Inc. (The)                     12,850         306
   Comerica, Inc.                                      5,234         297
   Compass Bancshares, Inc.                            6,610         319
   Endurance Specialty Holdings Ltd.                   2,900         104
   JPMorgan Chase & Co.                               15,395         611
   KeyCorp.                                           12,000         395
   Lincoln National Corp.                              7,700         408
   Merrill Lynch & Co., Inc.                           5,200         352
   Morgan Stanley                                      5,850         332
   Northern Trust Corp.                                6,750         350
   Provident Financial Services, Inc.                 19,100         354
   Regions Financial Corp.                             9,203         314
   South Financial Group, Inc. (The)                   7,207         198
   Torchmark Corp.                                     7,294         406
   Wachovia Corp. (b)                                 12,000         634
   Washington Mutual, Inc.                            15,250         663
   XL Capital Ltd., Cl A (b)                           4,350         293
                                                                   -----
                                                                   9,698
                                                                   -----

   HEALTH CARE (9.0%)
   Abbott Laboratories                                19,600         773
   Becton, Dickinson & Co.                             6,947         417
   Cooper Cos., Inc. (The)                             6,150         315
   PerkinElmer, Inc.                                  14,696         346
   Pfizer, Inc.                                       35,450         828
   Wyeth                                              16,050         739
                                                                   -----
                                                                   3,418
                                                                   -----
INDUSTRIALS (16.8%)
   Emerson Electric Co.                                5,477         409
   General Electric Co.                               20,800         729
   Honeywell International, Inc.                      20,800         774
   Hubbell, Inc., Cl B                                 4,333         196
   Illinois Tool Works, Inc.                           7,200         634
   ITT Industries, Inc.                                3,900         401
   MSC Industrial Direct Co., Inc., Cl A               7,550         304
   Pall Corp.                                         13,784         370
   Parker Hannifin Corp.                               4,550         300
   Pentair, Inc.                                       6,650         230
   Pitney Bowes, Inc.                                  7,133         301
   Rockwell Automation, Inc.                           8,750         518
   Ryder System, Inc.                                  5,850         240
   United Parcel Service, Inc., Cl B                   8,700         654
   Waste Management, Inc.                             11,350         344
                                                                   -----
                                                                   6,404
                                                                   -----
INFORMATION TECHNOLOGY (4.7%)
   Automatic Data Processing, Inc.                    11,900         545
   First Data Corp.                                    7,050         303
   Harris Corp.                                        7,247         312
   Jack Henry & Associates, Inc.                      15,866         303
   Tektronix, Inc.                                    11,400         322
                                                                   -----
                                                                   1,785
                                                                   -----
MATERIALS (8.8%)
   Alcoa, Inc.                                        14,350         424
   Ashland, Inc.                                       3,934         228
   Bemis Co., Inc. (b)                                10,550         294
   Cytec Industries, Inc.                              4,950         236
   E.I. du Pont de Nemours & Co.                      13,450         572
   Engelhard Corp.                                    10,954         330
   International Paper Co.                            11,850         398
   MeadWestvaco Corp.                                 10,450         293
   Sigma-Aldrich Corp.                                 4,406         279
   Valspar Corp. (The)                                11,400         281
                                                                   -----
                                                                   3,335
                                                                   -----
TELECOMMUNICATION SERVICES (5.0%)
   AT&T, Inc. (b)                                     15,700         384
   BellSouth Corp.                                    27,900         756
   Verizon Communications, Inc.                       25,390         765
                                                                   -----
                                                                   1,905
                                                                   -----

                       See Notes to Financial Statements.
                                                                              26

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

LARGE CAP VALUE EQUITY FUND--CONCLUDED


                                                        Shares or
                                                        Principal
                                                        Amount($)     Value($)
                                                        ---------     --------
UTILITIES (5.3%)
      Cinergy Corp.                                        10,050          427
      Constellation Energy Group, Inc.                      5,750          331
      Dominion Resources, Inc.                              5,339          412
      Entergy Corp.                                         6,300          432
      PPL Corp.                                            13,591          400
                                                                      --------
                                                                         2,002
                                                                      --------
   Total Common Stocks
         (Cost $34,639)                                                 37,896
                                                                      --------
   SHORT-TERM INVESTMENT (6.4%)
      CSFB Enhanced Liquidity
            Portfolio (c)                               2,424,514        2,425
                                                                      --------
   Total Short-Term Investment
         (Cost $2,425)                                                   2,425
                                                                      --------
   MONEY MARKET FUNDS (0.1%)
      Federated Prime Value Obligations
            Fund, Cl I                                     37,336           37
                                                                      --------
   Total Money Market Funds (Cost $37)                                      37
                                                                      --------
   Total Investments
         (Cost $37,100) (a)--106.1%                                     40,358
                                                                      --------
   Liabilities in excess of other assets--(6.1)%                        (2,330)
                                                                      --------
   Net Assets--100.0%                                                 $ 38,028
                                                                      ========

(a) Cost for federal income tax purposes is $37,121 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation                                      $  3,857
Unrealized Depreciation                                          (620)
                                                             --------
Unrealized Appreciation (Depreciation)                       $  3,237
                                                             ========

(b) This security or a partial position of the security was on loan at December 31, 2005. The total value of securities on loan at December 31, 2005 in thousands was $2,346.

(c) This security was purchased with cash collateral held from securities lending.

C1 - Class.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

MID-CAP EQUITY FUND

                                                           Shares or
                                                           Principal
                                                           Amount($)          Value($)
                                                           ---------          --------
COMMON STOCKS (98.3%)
CONSUMER DISCRETIONARY (15.5%)
    Abercrombie & Fitch Co., Cl A                           2,133               139
    American Eagle Outfitters, Inc.                         3,019                69
    Black & Decker Corp. (The)                              1,728               150
    Claire's Stores, Inc.                                   2,829                83
    Darden Restaurants, Inc.                                3,431               133
    Dex Media, Inc.                                         2,574                70
    Federated Department
       Stores, Inc.                                         1,447                96
    Hilton Hotels Corp.                                     6,691               160
    J.C. Penney Co., Inc.                                   2,267               126
    Johnson Controls, Inc.                                  1,092                80
    KB Home                                                   897                65
    Lennar Corp., Cl A                                      2,467               151
    Liz Claiborne, Inc.                                     2,036                73
    McGraw-Hill Cos., Inc. (The)                            4,697               242
    Meritage Homes Corp. *                                  1,292                81
    Nordstrom, Inc.                                         3,911               146
    Pacific Sunwear of
       California, Inc. *                                   2,722                68
    Polo Ralph Lauren Corp.                                 2,005               113
    Scholastic Corp. *                                      2,340                67
    Sherwin-Williams Co. (The)                              2,328               106
    Starwood Hotels & Resorts
       Worldwide, Inc.                                        932                60
    Tiffany & Co.                                           1,557                60
                                                                              -----
                                                                              2,338
                                                                              -----

CONSUMER STAPLES (4.4%)
    Archer Daniels Midland Co.                              3,399                84
    Pepsi Bottling Group, Inc. (The)                        4,408               126
    Pilgrim's Pride Corp.                                   5,165               171
    Reynolds American, Inc.                                 1,152               110
    Smithfield Foods, Inc. *                                5,511               169
                                                                              -----
                                                                                660
                                                                              -----

ENERGY (8.4%)
    Amerada Hess Corp.                                      1,135               144
    Cooper Cameron Corp.*                                   2,861               118
    Devon Energy Corp.                                      2,499               157
    Marathon Oil Corp.                                      2,292               140
    Murphy Oil Corp.                                        2,342               126
    Noble Energy, Inc.                                      3,374               136
    Pride International, Inc.*                              2,846                88
    Tesoro Corp.*                                           2,125               131
    Valero Energy Corp.                                     2,703               139
    Weatherford International Ltd.*                         2,235                81
                                                                              -----
                                                                              1,260
                                                                              -----
FINANCIALS (21.1%)
    American Capital Strategies Ltd.                        3,368               122
    Arch Capital Group Ltd.*                                1,672                92
    Bear Stearns & Co., Inc.                                2,088               241
    Brandywine Realty Trust                                 2,805                78
    CBL & Associates Properties, Inc.                       2,532               100

FINANCIALS-CONTINUED
    CIT Group, Inc.                                         3,727               193
    Comerica, Inc.                                          1,785               101
    Conseco, Inc.*                                          2,418                56
    E*TRADE Financial Corp.*                                4,937               103
    Fiserv, Inc.*                                           1,176                51
    General Growth Properties, Inc.                         3,180               149
    Genworth Financial, Inc., Cl A                          1,988                69
    IndyMac Bancorp, Inc.                                   2,723               106
    KeyCorp.                                                4,170               137
    Lexington Corp. Properties Trust                        5,692               121
    Lincoln National Corp.                                  3,361               178
    MBIA, Inc.                                              1,923               116
    MGIC Investment Corp.                                   1,662               109
    New Century Financial Corp.                             2,037                73
    North Fork Bancorporation, Inc.                         2,629                72
    Old Republic International Corp.                        2,732                72
    PMI Group, Inc. (The)                                   2,562               105
    Radian Group, Inc.                                      1,550                91
    Sovereign Bancorp, Inc.                                 3,209                69
    St. Paul Travelers Cos., Inc. (The)                     3,151               141
    Student Loan Corp. (The)                                  180                38
    TD Banknorth, Inc.                                      2,600                76
    UnumProvident Corp.                                     2,906                66
    Ventas, Inc.                                            4,733               152
    Zions Bancorp                                           1,271                96
                                                                              -----
                                                                              3,173
                                                                              -----
HEALTH CARE (12.1%)
    Allergan, Inc.                                          1,382               149
    Becton, Dickinson & Co.                                 1,725               104
    Biogen Idec, Inc.*                                      1,977                90
    CIGNA Corp.                                             1,292               144
    Coventry Health Care, Inc.*                             3,305               189
    Dade Behring Holdings, Inc.                             2,180                89
    Edwards Lifesciences Corp.*                             1,999                83
    Express Scripts, Inc.*                                  1,424               119
    Genzyme Corp.*                                          2,168               153
    Hospira, Inc.*                                          3,163               135
    Humana, Inc.* (b)                                       1,299                71
    Laboratory Corp. of America
       Holdings* (b)                                        2,570               138
    McKesson Corp.                                          1,910                99
    Protein Design Labs, Inc.*                              3,505               100
    UnitedHealth Group, Inc.                                1,274                79
    Watson Pharmaceuticals, Inc.*                           2,587                84
                                                                              -----
                                                                              1,826
                                                                              -----
INDUSTRIALS (10.6%)
    American Standard Cos., Inc.                            1,948                78
    Arrow Electronics, Inc.*                                3,817               122
    CSX Corp.                                               2,077               105
    Cummins, Inc.                                           1,258               113
    Eaton Corp.                                             2,110               142
    Goodrich Corp.                                          2,023                83
    Granite Construction, Inc.                              1,760                63

                       See Notes to Financial Statements.                     28

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

MID-CAP EQUITY FUND--CONCLUDED

                                                           Shares or
                                                           Principal
                                                           Amount($)       Value($)
                                                           ---------       --------
INDUSTRIALS-CONTINUED
    Harsco Corp.                                              1,421              96
    Herman Miller, Inc.                                       2,052              58
    Hughes Supply, Inc.                                       3,404             122
    PACCAR, Inc.                                              2,077             144
    R.R. Donnelley & Sons Co.                                 2,744              94
    Ryder System, Inc.                                        2,279              93
    Southwest Airlines Co.                                    7,416             122
    Timken Co. (The) (b)                                      5,145             165
                                                                           --------
                                                                              1,600
                                                                           --------
INFORMATION TECHNOLOGY (15.7%)
    Accenture Ltd., Cl A                                      3,441              99
    ADTRAN, Inc.                                              2,642              79
    Alliance Data Systems Corp.*                              2,617              93
    Amphenol Corp., Cl A                                      2,940             130
    Autodesk, Inc.                                            2,064              89
    Broadcom Corp., Cl A*                                     1,960              92
    Check Point Software
       Technologies Ltd.*                                     4,103              82
    Citrix Systems, Inc.* (b)                                 4,001             115
    Compuware Corp.*                                          7,360              66
    Corning, Inc.*                                            3,565              70
    Fair Isaac Corp.                                          2,192              97
    Freescale Semiconductor, Inc., Cl B *                     3,962             100
    Global Payments, Inc. (b)                                 3,216             150
    Harris Corp.                                              2,279              98
    Lam Research Corp.* (b)                                   3,053             109
    Linear Technology Corp.                                   2,342              84
    McAfee, Inc.*                                             4,529             123
    MEMC Electronic
       Materials, Inc.*                                       3,313              73
    National Semiconductor Corp.                              5,109             133
    NCR Corp.*                                                3,576             121
    NVIDIA Corp.*                                             2,564              94
    QLogic Corp.*                                             2,019              66
    SanDisk Corp.*                                            1,058              66
    Western Digital Corp.*                                    7,364             137
                                                                           --------
                                                                              2,366
                                                                           --------
MATERIALS (4.3%)
    FMC Corp.*                                                2,063             110
    Louisiana-Pacific Corp.                                   4,267             117
    Lubrizol Corp. (The)                                      3,072             133
    Lyondell Chemical Co.                                     5,188             124
    Phelps Dodge Corp.                                        1,124             162
                                                                           --------
                                                                                646
                                                                           --------
REITS (0.5%)

    Simon Property Group, Inc.                                  888              68
                                                                           --------
UTILITIES (5.7%)
    Allegheny Energy, Inc.*                                   1,170              37
    Alliant Energy Corp                                       4,199             118
    American Electric
       Power Co., Inc.                                        5,568             206
    CenterPoint Energy, Inc. (b)                              7,740              99
    Edison International                                      3,962             173
    FirstEnergy Corp.                                         1,564              77
    Sempra Energy (b)                                         3,302             148
                                                                           --------
                                                                                858
                                                                           --------
Total Common Stocks (Cost $12,859)                                           14,795
                                                                           --------

SHORT-TERM INVESTMENT (6.0%)
    CSFB Enhanced Liquidity
       Portfolio (c)                                        897,706             898
                                                                           --------
Total Short-Term Investment
       (Cost $898)                                                              898
                                                                           --------
MONEY MARKET FUNDS (0.3%)
    Federated Prime Value
       Obligations Fund, Cl I                                39,001              39
                                                                           --------
Total Money Market Funds (Cost $39)                                              39
                                                                           --------
Total Investments
       (Cost $13,796) (a)--104.6%                                            15,732
                                                                           --------
Liabilities in excess of other assets--(4.6)%                                  (696)
                                                                           --------
Net Assets--100.0%                                                         $ 15,036
                                                                           ========

*Non-income producing security.

(a) Cost for federal income tax purposes is $13,811 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation                                                        $    2,145
      Unrealized Depreciation                                                              (224)
                                                                                     ----------
      Unrealized Appreciation (Depreciation)                                         $    1,921
                                                                                     ==========

(b) This security or a partial position of the security was on loan at December 31, 2005. The total value of securities on loan at December 31, 2005 in thousands was $868.

(c) This security was purchased with cash collateral held from securities lending.

C1 - Class.

REIT - Real Estate Investment Trust.

29                        See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

SMALL CAP VALUE EQUITY FUND

                                                           Shares or
                                                           Principal
                                                           Amount($)         Value($)
                                                           ---------         --------
COMMON STOCKS (98.4%)
CONSUMER DISCRETIONARY (18.0%)
    ADESA, Inc.                                               7,646            187
    ArvinMeritor, Inc.                                        9,000            130
    Bassett Furniture Industries, Inc.                        5,100             94
    Benetton Group SpA ADR                                    5,400            124
    BorgWarner, Inc. (b)                                      2,500            152
    Brown Shoe Co., Inc.                                      3,500            149
    CBRL Group, Inc.                                          3,600            127
    CKE Restaurants, Inc.                                    33,700            454
    Dow Jones & Co., Inc. (b)                                 5,100            181
    Intrawest Corp.                                          11,000            318
    Lithia Motors, Inc. (b)                                  11,400            358
    Makita Corp. ADR                                         11,352            274
    Meredith Corp.                                            4,100            215
    Movado Group, Inc.                                       16,000            293
    Natuzzi SpA ADR                                          10,000             70
    Stanley Furniture Co., Inc.                               1,900             44
    United Auto Group, Inc.                                   7,200            275
    Winnebago Industries, Inc. (b)                            6,100            203
                                                                             -----
                                                                             3,648
                                                                             -----
CONSUMER STAPLES (3.8%)
    Church & Dwight Co., Inc.                                 9,550            315
    Corn Products International, Inc.                         9,400            225
    J.M. Smucker Co. (The)                                    5,275            233
                                                                             -----
                                                                               773
                                                                             -----
ENERGY (3.3%)
    CHC Helicopter Corp.                                     19,900            466
    Tidewater, Inc. (b)                                       4,400            196
                                                                             -----
                                                                               662
                                                                             -----
FINANCIALS (17.5%)
    American Financial Group, Inc.                            4,400            169
    BankAtlantic Bancorp, Inc.                               11,600            162
    Banner Corp.                                              2,500             78
    City National Corp.                                       2,100            152
    Cohen & Steers, Inc.                                     11,300            211
    Colonial BancGroup, Inc. (The)                            6,100            145
    Federal Agricultural
       Mortgage Corp., Cl C                                   1,911             57
    Glacier Bancorp, Inc.                                     6,022            181
    HCC Insurance Holdings, Inc.                              9,800            291
    Horizon Financial Corp.                                   6,056            132
    Hub International Ltd.                                   15,400            398
    International Bancshares Corp.                            3,300             97
    Investors Financial
       Services Corp. (b)                                     6,000            221
    Jefferies Group, Inc.                                     3,400            153
    National Interstate Corp.                                 3,105             59
    PXRE Group Ltd.                                           4,000             52
    Scottish Re Group Ltd.                                    4,200            103
    Seacoast Banking Corp.
       of Florida                                             5,510            126
    South Financial Group, Inc. (The) (b)                     7,200            198

FINANCIALS-CONTINUED
    StanCorp Financial Group, Inc.                            5,000            250
    Washington Federal, Inc.                                  6,565            151
    West Coast Bancorp                                        5,876            155
                                                                             -----
                                                                             3,541
                                                                             -----
HEALTH CARE (4.5%)
    Cooper Cos., Inc. (The)                                   8,600            441
    Invacare Corp.                                            1,100             35
    PerkinElmer, Inc.                                         9,300            219
    Perrigo Co.                                              15,000            224
                                                                             -----
                                                                               919
                                                                             -----
INDUSTRIALS (28.1%)
    ABM Industries, Inc.                                      5,200            102
    Apogee Enterprises, Inc.                                  4,500             73
    Baldor Electric Co.                                       7,900            203
    Briggs & Stratton Corp.                                   6,800            264
    Brink's Co. (The)                                         7,000            335
    Cummins, Inc.                                             2,100            188
    ElkCorp                                                   4,197            141
    Engineered Support
       Systems, Inc.                                          2,650            110
    Forward Air Corp.                                         5,902            216
    Freightcar America, Inc.                                  3,800            183
    GOL Linhas Aereas
       Inteligentes SA ADR (b)                                8,656            244
    Graco, Inc.                                              18,200            665
    Granite Construction, Inc.                                7,600            273
    Greenbrier Cos., Inc. (b)                                 4,600            131
    Heartland Express, Inc.                                  10,600            215
    Lan Airlines SA ADR                                       3,900            146
    Lennox International, Inc.                               10,114            285
    LSI Industries, Inc.                                     13,962            219
    Mine Safety Appliances Co.                                5,100            185
    MSC Industrial Direct
       Co., Inc., Cl A                                        5,800            233
    Oshkosh Truck Corp. (b)                                   3,300            147
    Portec Rail Products, Inc.                                3,886             51
    Quixote Corp.                                            10,800            214
    Ryder System, Inc.                                        5,300            217
    Supreme Industries, Inc., Cl A                            2,400             19
    Valmont Industries, Inc.                                  7,500            251
    Wabtec Corp.                                             14,100            379
                                                                             -----
                                                                             5,689
                                                                             -----
INFORMATION TECHNOLOGY (10.3%)
    Factset Research Systems, Inc.                            7,800            321
    Fair Isaac Corp.                                          8,700            384
    Harris Corp.                                              8,854            381
    Jack Henry & Associates, Inc.                            14,600            279
    Keithley Instruments, Inc.                                6,500             91
    Lowrance Electronics, Inc. (b)                            4,965            130
    Nam Tai Electronics, Inc.                                11,000            248
    Reynolds & Reynolds Co. (The), Cl A                       9,101            255
                                                                             -----
                                                                             2,089
                                                                             -----

                        See Notes to Financial Statements                     30

SCHEDULES OF PORTFOLIO INVESTMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands, except shares)

SMALL CAP VALUE EQUITY FUND--CONCLUDED

                                                           Shares or
                                                           Principal
                                                           Amount($)        Value($)
                                                           ---------        --------
MATERIALS (11.6%)
    Agnico-Eagle Mines Ltd.                                   12,700            251
    Airgas, Inc.                                              19,000            625
    Allegheny Technologies, Inc.                               4,700            170
    Cambrex Corp.                                              9,800            184
    Foundation Coal Holdings, Inc.                             6,400            243
    RPM International, Inc.                                   12,100            210
    Sappi Ltd. ADR                                            20,500            232
    Scotts Miracle-Gro Co. (The), Cl A                         4,600            208
    Valspar Corp. (The)                                        9,400            232
                                                                           --------
                                                                              2,355
                                                                           --------
UTILITIES (1.3%)
    Companhia de Saneamento
           Basico ADR                                         15,500            261
                                                                           --------
Total Common Stocks (Cost $14,319)                                           19,937
                                                                           --------
SHORT-TERM INVESTMENT (7.2%)
    CSFB Enhanced Liquidity
           Portfolio (c)                                   1,458,125          1,458
                                                                           --------
Total Short-Term Investment
       (Cost $1,458)                                                          1,458
                                                                           --------
MONEY MARKET FUNDS (1.6%)
    Federated Prime Value
           Obligations Fund, Cl I                            327,113            327
                                                                           --------
Total Money Market Funds (Cost $327)                                            327
                                                                           --------
Total Investments (Cost $16,104)
       (a)--107.2%                                                           21,721
                                                                           --------
Liabilities in excess of other
       assets--(7.2)%                                                        (1,452)
                                                                           --------
Net Assets--100.0%                                                         $ 20,270
                                                                           ========

(a) Cost for federal income tax purposes is $16,234 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation                                                   $   5,736
Unrealized Depreciation                                                        (248)
                                                                          ---------
Unrealized Appreciation (Depreciation)                                    $   5,488
                                                                          =========

(b) This security or a partial position of the security was on loan at December 31, 2005. The total value of securities on loan at December 31, 2005 in thousands was $1,401.

(c) This security was purchased with cash collateral held from securities lending.

ADR - American Depository Receipt.
C1 - Class.

31                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

STI CLASSIC VARIABLE TRUST December 31, 2005 (Amounts in thousands)

                                                    Capital                 Investment   Large Cap  Large Cap  Mid-Cap   Small Cap
                                                Appreciation International    Grade      Relative     Value    Equity     Value
                                                    Fund      Equity Fund   Bond Fund   Value Fund Equity Fund  Fund    Equity Fund
                                                ------------ -------------- ----------- ---------- ----------- -------- -----------
Assets:

   Investments, at Cost.......................  $     48,110 $       3,709  $   18,604  $   11,320 $    37,100 $ 13,796 $   16,104
                                                ============ =============  ==========  ========== =========== ======== ==========
   Investments, at Value......................  $     52,406 $       5,206  $   18,616  $   13,043 $    40,358 $ 15,732 $   21,721
   Foreign currency, at value (cost $90)......             -            90           -           -           -        -          -
   Accrued Income.............................            69            12         150          17          50       27         49
   Receivable for Investment Securities Sold..             -             8           -          86          96      333          -
   Receivable from Investment Adviser.........             -            39           -           -           -        -          -
                                                ------------ -------------  ----------  ---------- ----------- -------- ----------
   Total Assets...............................        52,475         5,355      18,766      13,146      40,504   16,092     21,770
                                                ------------ -------------  ----------  ---------- ----------- -------- ----------
Liabilities:

   Income Distributions payable...............             -             -          48           -           -        -          -
   Payable for Investment Securities
       Purchased .............................             -             6           -         130           -      134          -
   Payable Upon Return of Securities Loaned...         6,102             -       5,270         846       2,425      898      1,458
   Investment Advisory Fees Payable...........            37             -           6           9          26        9         22
   Administration Fees Payable................             1             -           -           -           1        -          1
   Custodian Fees Payable.....................             2            22           2           1           3        4          3
   Accrued Expenses...........................            26             7          10           8          21       11         16
                                                ------------ -------------  ----------  ---------- ----------- -------- ----------
   Total Liabilities..........................         6,168            35       5,336         994       2,476    1,056      1,500
                                                ------------ -------------  ----------  ---------- ----------- -------- ----------
   Total Net Assets...........................  $     46,307 $       5,320  $   13,430  $   12,152 $    38,028 $ 15,036 $   20,270
                                                ============ =============  ==========  ========== =========== ======== ==========
Net Assets:

   Capital....................................  $     39,597 $       5,928  $   13,727  $    9,570 $    42,024 $ 12,087 $    9,718
   Accumulated Net Investment Income (Loss)                6           (18)          1           4           -        8         14

   Accumulated Net Realized Gains (Losses) on
       Investment Transactions and Foreign
       Currency Transactions..................         2,408        (2,087)       (310)        855      (7,254)   1,005      4,921

   Net Unrealized Appreciation (Depreciation)
       on Investments and Foreign
       Currency Transactions..................         4,296         1,497          12       1,723       3,258    1,936      5,617
                                                ------------ -------------  ----------  ---------- ----------- -------- ----------
   Total Net Assets...........................  $     46,307 $       5,320  $   13,430  $   12,152 $    38,028 $ 15,036 $   20,270
                                                ============ =============  ==========  ========== =========== ======== ==========
   Shares Outstanding.........................         2,850           436       1,321         983       2,601    1,113      1,111
   Net Asset Value, Offering, and Redemption
       Price Per Share........................  $      16.25 $       12.19  $    10.16  $    12.37 $     14.62 $  13.51 $    18.24

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.                     32

STATEMENTS OF OPERATIONS
STI CLASSIC VARIABLE TRUST For the Year Ended December 31, 2005 (Amounts in thousands)

                                                Capital                 Investment   Large Cap  Large Cap               Small Cap
                                            Appreciation International    Grade      Relative     Value     Mid-Cap    Value Equity
                                                Fund      Equity Fund   Bond Fund   Value Fund Equity Fund Equity Fund    Fund
                                            ------------ -------------- ----------- ---------- ----------- ----------- ------------

Investment Income:
  Dividend Income.......................... $        623 $          161 $         4 $      235 $     1,047 $       236 $      445
  Interest Income..........................            -              2         644          -           -           -          -
  Income from Securities Lending...........            6              -          24          1           3          11          4
  Less: Foreign Taxes Withheld.............            -             (9)          -          -           -           -          -
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------
  Total Investment Income..................          629            154         672        236       1,050         247        449
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------
Expenses:
  Investment Advisory Fees.................          535             68          99        102         334         168        309
  Administration and Fund
     Accounting Fees.......................           13              1           4          3          11           4          7
  Custodian Fees...........................            5            158           6          4           9          13          9
  Professional Fees........................           29              3           9          8          24           9         19
  Transfer Agent Fees......................          (10)            (1)         (3)        (2)         (9)         (3)        (5)
  Printing Fees............................           30             11          15         12          25          15         17
  Trustee Fees.............................            1              -           -          -           1           -          1
  Other Expenses...........................            2             37           5          2           4           3          3
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------

  Total Expenses                                     605            277         135        129         399         209        360
  Less: Investment Advisory Fees Waived
     or Fees Reimbursed....................          (44)          (195)        (28)        (6)        (10)        (32)       (37)
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------
  Net Expenses.............................          561             82         107        123         389         177        323
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------
  Net Investment Income (Loss).............           68             72         565        113         661          70        126
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------
Net Realized and Unrealized Gain (Loss) on

  Investments and Foreign Currency
    Transactions:

  Net Realized Gain (Loss) on Investments
     Sold and Foreign Currency Transactions:       2,488            835           6      1,129       4,556       3,519      4,925

  Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Foreign Currency Transactions.........       (3,188)          (257)       (233)      (214)     (3,746)     (1,540)    (1,854)
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------
  Total Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions.................         (700)           578        (227)       915         810       1,979      3,071
                                            ------------ -------------- ----------- ---------- ----------- ----------- ----------

Net Change in Net Assets from Operations    $       (632) $         650 $       338 $    1,028 $     1,471 $     2,049 $    3,197
                                            ============  ============= =========== ========== =========== =========== ==========

Amounts designated as "--" are $0 or have been rounded to $0.

33                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC VARIABLE TRUST For the Years Ended December 31, (Amounts in thousands)

                                                                         Capital Appreciation   International    Investment Grade
                                                                               Fund              Equity Fund        Bond Fund
                                                                         -------------------  -----------------  -----------------
                                                                           2005     2004       2005     2004      2005     2004
                                                                         --------  ---------  -------- --------  -------- --------
Operations:
    Net Investment Income (Loss)........................................ $     68  $     108  $     72 $     49  $    565 $    648
    Net Realized Gain (Loss) on Investments Sold and Foreign Currency
       Transactions.....................................................    2,488      6,819       835      776         6      236
    Net Change in Unrealized Appreciation (Depreciation) on Investments
        and Foreign Currency Transactions...............................   (3,188)    (3,419)     (257)     287      (233)    (156)
                                                                         --------  ---------  -------- --------  -------- --------
    Change in Net Assets from Operations................................     (632)     3,508       650    1,112       338      728
                                                                         --------  ---------  -------- --------  -------- --------
Dividends and Distributions to Shareholders:
    Net Investment Income...............................................      (68)      (102)     (133)    (105)     (592)    (629)
                                                                         --------  ---------  -------- --------  -------- --------
Capital Transactions:

    Proceeds from Shares Issued.........................................    6,219      5,856       330      347       933    1,401
    Dividends Reinvested................................................       68        102       133      105       596      640
    Cost of Shares Redeemed.............................................  (14,142)   (13,869)   (1,903)  (2,136)   (4,892)  (5,409)
                                                                         --------  ---------  -------- --------  -------- --------
    Change in Net Assets from Capital Transactions......................   (7,855)    (7,911)   (1,440)  (1,684)   (3,363)  (3,368)
                                                                         --------  ---------  -------- --------  -------- --------
    Change in Net Assets................................................   (8,555)    (4,505)     (923)    (677)   (3,617)  (3,269)
                                                                         --------  ---------  -------- --------  -------- --------
Net Assets:
    Beginning of Period.................................................   54,862     59,367     6,243    6,920    17,047   20,316
                                                                         --------  ---------  -------- --------  -------- --------
    End of Period....................................................... $ 46,307  $  54,862  $  5,320 $  6,243  $ 13,430 $ 17,047
                                                                         ========  =========  ======== ========  ======== ========
Accumulated Net Investment Income (Loss), End of Period................. $      6  $       6  $    (18)$     53  $      1 $     23
                                                                         ========  =========  ======== ========  ======== ========
Share Transactions:
    Issued..............................................................      391        376        30       37        91      137
    Reinvested..........................................................        4          6        12       11        58       62
    Redeemed............................................................     (887)      (893)     (170)    (218)     (477)    (527)
                                                                         --------  ---------  -------- --------  -------- --------
    Change in Share Transactions........................................     (492)      (511)     (128)    (170)     (328)    (328)
                                                                         ========  =========  ======== ========  ======== ========

                       See Notes to Financial Statements.                     34

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC VARIABLE TRUST For the Years Ended December 31, (Amounts in thousands)

                                                   Large Cap Relative   Large Cap Value        Mid-Cap          Small Cap Value
                                                       Value Fund         Equity Fund        Equity Fund          Equity Fund
                                                   ------------------  ------------------  -------------------  ------------------
                                                     2005        2004   2005        2004     2005      2004     2005       2004
                                                   --------  --------  --------  --------  ---------  --------  --------  --------
Operations:
  Net Investment Income (Loss)...................  $    113  $     91  $    661  $    639  $      70  $    113  $    126  $     73
  Net Realized Gain (Loss) on Investments Sold...     1,129       606     4,556     5,423      3,519     1,584     4,925     3,468
  Net Change in Unrealized Appreciation
     (Depreciation) on Investments...............      (214)      705    (3,746)      279     (1,540)      733    (1,854)    1,457
                                                   --------  --------  --------  --------  ---------  --------  --------  --------
  Change in Net Assets from Operations...........     1,028     1,402     1,471     6,341      2,049     2,430     3,197     4,998
                                                   --------  --------  --------  --------  ---------  --------  --------  --------

Dividends and Distributions to Shareholders:
  Net Investment Income..........................      (110)      (90)     (662)     (646)       (68)     (107)     (125)      (60)
  Net Realized Gains.............................         -         -         -         -          -         -    (3,009)        -
                                                   --------  --------  --------  --------  ---------  --------  --------  --------
  Total Dividends and Distributions..............      (110)      (90)     (662)     (646)       (68)     (107)   (3,134)      (60)
                                                   --------  --------  --------  --------  ---------  --------  --------  --------

Capital Transactions:
  Proceeds from Shares Issued....................     1,769     2,801     2,872     7,126      1,034     1,914     5,765     3,370
  Dividends Reinvested...........................       110        90       662       646         68       107     3,134        60
  Cost of Shares Redeemed........................    (2,089)   (1,957)  (13,328)  (11,938)    (4,429)   (4,144)  (14,652)   (2,789)
                                                   --------  --------  --------  --------  ---------  --------  --------  --------
  Change in Net Assets from Capital Transactions.      (210)      934    (9,794)   (4,166)    (3,327)   (2,123)   (5,753)      641
                                                   --------  --------  --------  --------  ---------  --------  --------  --------
  Change in Net Assets...........................       708     2,246    (8,985)    1,529     (1,346)      200    (5,690)    5,579
                                                   --------  --------  --------  --------  ---------  --------  --------  --------

Net Assets:
  Beginning of Period............................    11,444     9,198    47,013    45,484     16,382    16,182    25,960    20,381
                                                   --------  --------  --------  --------  ---------  --------  --------  --------
  End of Period..................................  $ 12,152  $ 11,444  $ 38,028  $ 47,013  $  15,036  $ 16,382  $ 20,270  $ 25,960
                                                   ========  ========  ========  ========  =========  ========  ========  ========
Accumulated Net Investment Income (Loss),
 End of Period...................................  $      4  $      1  $      -  $      -  $       8  $      6  $     14  $     13
                                                   ========  ========  ========  ========  =========  ========  ========  ========

Share Transactions:
  Issued.........................................       151       269       201       533         82       182       321       210
  Reinvested.....................................         9         8        46        48          5        10       179         4
  Redeemed.......................................      (177)     (188)     (930)     (908)      (354)     (393)     (805)     (175)
                                                   --------  --------  --------  --------  ---------  --------  --------  --------
  Change in Share Transactions...................       (17)       89      (683)     (327)      (267)     (201)     (305)       39
                                                   --------  --------  --------  --------  ---------  --------  --------  --------

Amounts designated as "--" are either $0 or have been rounded to $0.

35                      See Notes to Financial Statements.

This page is intentionally left blank.

FINANCIAL HIGHLIGHTS

STI CLASSIC VARIABLE TRUST For a Share Outstanding Throughout Each Year

                                                            Net     Net Realized and             Dividends
                                                        Investment  Unrealized Gains             from Net
                                      Net Asset Value,    Income       (Losses) on   Total From Investment
                                      Beginning of Year   (Loss)       Investments   Operations   Income
                                      ----------------- ----------- ---------------- ---------- ------------
CAPITAL APPRECIATION FUND
     Year ended December 31, 2005              $ 16.42  $  0.02      $     (0.17)    $   (0.15) $   (0.02)
     Year ended December 31, 2004                15.41     0.03             1.01          1.04      (0.03)
     Year ended December 31, 2003                13.01    (0.03)(a)         2.43          2.40          -
     Year ended December 31, 2002                17.48    (0.07)           (3.74)        (3.81)         -
     Year ended December 31, 2001                20.02    (0.05)           (1.27)        (1.32)         -
INTERNATIONAL EQUITY FUND
     Year ended December 31, 2005                11.06     0.15 (a)         1.27          1.42      (0.29)
     Year ended December 31, 2004                 9.43     0.11             1.69          1.80      (0.17)
     Year ended December 31, 2003                 6.92     0.07 (a)         2.50          2.57      (0.06)
     Year ended December 31, 2002                 8.55     0.02            (1.61)        (1.59)         -
     Year ended December 31, 2001                10.36        -            (1.80)        (1.80)         -
INVESTMENT GRADE BOND FUND
     Year ended December 31, 2005                10.34     0.39            (0.17)         0.22      (0.40)
     Year ended December 31, 2004 (b)            10.27     0.36             0.06          0.42      (0.35)
     Year ended December 31, 2003                10.29     0.34 (a)         0.02          0.36      (0.38)
     Year ended December 31, 2002                10.05     0.44             0.28          0.72      (0.48)
     Year ended December 31, 2001                 9.69     0.52             0.36          0.88      (0.52)
LARGE CAP RELATIVE VALUE FUND
     Year ended December 31, 2005                11.45     0.11             0.92          1.03      (0.11)
     Year ended December 31, 2004                10.10     0.09 (a)         1.35          1.44      (0.09)
     Year ended December 31, 2003                 8.05     0.08 (a)         2.04          2.12      (0.07)
     Year ended December 31, 2002                10.21     0.06            (2.16)        (2.10)     (0.06)
     Year ended December 31, 2001                10.86     0.04            (0.65)        (0.61)     (0.04)
LARGE CAP VALUE EQUITY FUND
     Year ended December 31, 2005                14.32     0.23             0.30          0.53      (0.23)
     Year ended December 31, 2004                12.60     0.19             1.72          1.91      (0.19)
     Year ended December 31, 2003                10.39     0.17 (a)         2.21          2.38      (0.17)
     Year ended December 31, 2002                12.70     0.16            (2.31)        (2.15)     (0.16)**
     Year ended December 31, 2001                13.06     0.16            (0.32)        (0.16)     (0.20)
MID-CAP EQUITY FUND
     Year ended December 31, 2005                11.87     0.07             1.63          1.70      (0.06)
     Year ended December 31, 2004                10.23     0.08             1.63          1.71      (0.07)
     Year ended December 31, 2003                 7.93     0.05 (a)         2.30          2.35      (0.05)
     Year ended December 31, 2002                11.09    (0.04)           (3.11)        (3.15)         -
     Year ended December 31, 2001                13.30        -            (0.19)        (0.19)         -
SMALL CAP VALUE EQUITY FUND
     Year ended December 31, 2005                18.33     0.08             2.00          2.08      (0.08)
     Year ended December 31, 2004                14.80     0.05 (a)         3.52          3.57      (0.04)
     Year ended December 31, 2003                10.75     0.07 (a)         4.05          4.12      (0.07)
     Year ended December 31, 2002                10.94     0.06            (0.19)        (0.13)     (0.06)
     Year ended December 31, 2001                 9.12     0.12             1.82          1.94      (0.12)
                                                        Total
                                       Distributions  Dividends    Net Asset
                                       from Realized and Distri-   Value, End
                                       Capital Gains   butions      of Year
                                       ------------- -----------   ----------
CAPITAL APPRECIATION FUND
     Year ended December 31, 2005       $        -   $     (0.02)  $    16.25
     Year ended December 31, 2004                -         (0.03)       16.42
     Year ended December 31, 2003                -             -        15.41
     Year ended December 31, 2002            (0.66)        (0.66)       13.01
     Year ended December 31, 2001            (1.22)        (1.22)       17.48
INTERNATIONAL EQUITY FUND
     Year ended December 31, 2005                -         (0.29)       12.19
     Year ended December 31, 2004                -         (0.17)       11.06
     Year ended December 31, 2003                -         (0.06)        9.43
     Year ended December 31, 2002            (0.04)        (0.04)        6.92
     Year ended December 31, 2001            (0.01)        (0.01)        8.55
INVESTMENT GRADE BOND FUND
     Year ended December 31, 2005                -         (0.40)       10.16
     Year ended December 31, 2004 (b)            -         (0.35)       10.34
     Year ended December 31, 2003                -         (0.38)       10.27
     Year ended December 31, 2002                -         (0.48)       10.29
     Year ended December 31, 2001                -         (0.52)       10.05
LARGE CAP RELATIVE VALUE FUND
     Year ended December 31, 2005                -         (0.11)       12.37
     Year ended December 31, 2004                -         (0.09)       11.45
     Year ended December 31, 2003                -         (0.07)       10.10
     Year ended December 31, 2002                -         (0.06)        8.05
     Year ended December 31, 2001                -         (0.04)       10.21
LARGE CAP VALUE EQUITY FUND
     Year ended December 31, 2005                -         (0.23)       14.62
     Year ended December 31, 2004                -         (0.19)       14.32
     Year ended December 31, 2003                -         (0.17)       12.60
     Year ended December 31, 2002                -        (0.160**      10.39
     Year ended December 31, 2001                -         (0.20)       12.70
MID-CAP EQUITY FUND
     Year ended December 31, 2005                -         (0.06)       13.51
     Year ended December 31, 2004                -         (0.07)       11.87
     Year ended December 31, 2003                -         (0.05)       10.23
     Year ended December 31, 2002            (0.01)        (0.01)        7.93
     Year ended December 31, 2001            (2.02)        (2.02)       11.09
SMALL CAP VALUE EQUITY FUND
     Year ended December 31, 2005            (2.09)        (2.17)       18.24
     Year ended December 31, 2004                -         (0.04)       18.33
     Year ended December 31, 2003                -         (0.07)       14.80
     Year ended December 31, 2002                -         (0.06)       10.75
     Year ended December 31, 2001                -         (0.12)       10.94

* Total return would have been (18.70)% without the payment by affiliate. During the fiscal year ended December 31, 2002, the International Equity Fund was reimbursed by the Adviser for losses incurred of $5,807 due to the sale of shares in several registered investment companies which were inadvertently purchased in excess of the amount permitted under applicable Securities and Exchange Commission rules.

**    Includes Return of Capital of $0.0049 per share.

(a)   Per share data was calculated using the average shares method.

(b) Effective January 1, 2004, the Investment Grade Bond Fund adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology on December 31, 2004 was to increase net investment income to average net assets from 3.40% to 3.52%; to increase net investment income per share from $0.35 to $0.36; and, to decrease net realized and unrealized gains (losses) per share from $0.07 to $0.06. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

37                       See Notes to Financial Statements.


          Net Assets,      Ratio of      Ratio of Net Invest-  Ratio of Expenses to Average Net Portfolio
Total       End of      Net Expenses to  ment Income (Loss) to Assets (Excluding Waivers, Reim- Turnover
Return    Year (000)  Average Net Assets  Average Net Assets    bursements and Expense Offset)    Rate
--------- ----------- ------------------ --------------------- -------------------------------- --------
   (0.90)%  $46,307         1.13%               0.14%                    1.22%                     80%
    6.75     54,862         1.15                0.19                     1.43                      79
   18.45     59,367         1.15               (0.21)                    1.50                      91
  (21.89)    56,718         1.15               (0.41)                    1.46                      67
   (5.34)    86,499         1.15               (0.30)                    1.44                      88

   12.96      5,320         1.47                1.30                     4.97                      57
   19.35      6,243         1.60                0.74                     3.89                      65
   37.31      6,920         1.60                0.99                     3.91                      75
  (18.58)*    6,230         1.60                0.27                     2.59                     115
  (17.40)     9,544         1.60                0.25                     2.32                      92

    2.18     13,430         0.70                3.70                     0.88                     223
    4.16     17,047         0.75                3.52                     1.19                     197
    3.51     20,316         0.75                3.66                     1.25                     147
    7.40     23,126         0.75                4.33                     1.28                     144
    9.20     19,559         0.75                5.15                     1.32                     139

    9.03     12,152         1.06                0.97                     1.11                      47
   14.30     11,444         1.18                0.87                     1.53                      44
   26.49      9,198         1.20                0.92                     2.20                      22
  (20.59)     4,354         1.20                6.80                     2.56                      51
   (5.57)     4,278         1.20                0.47                     3.22                      27

    3.75     38,028         0.93                1.58                     0.95                     100
   15.29     47,013         0.95                1.43                     1.11                      85
   23.12     45,484         0.95                1.52                     1.19                      54
  (16.98)    43,899         0.95                1.37                     1.13                      50
   (1.14)    63,102         0.95                1.20                     1.12                      73

   14.32     15,036         1.15                0.50                     1.36                     115
   16.82     16,382         1.15                0.71                     1.65                      79
   29.72     16,182         1.15                0.60                     1.84                     182
  (28.45)    13,962         1.15               (0.32)                    1.72                      90
    2.72     21,938         1.15                0.04                     1.66                      93

   11.90     20,270         1.20                0.47                     1.34                      57
   24.19     25,960         1.20                0.33                     1.57                      52
   38.44     20,381         1.20                0.56                     1.79                      27
   (1.20)    15,286         1.20                0.55                     1.79                      17
   21.48     13,775         1.20                1.05                     1.91                      55

                                                                              38
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

STI CLASSIC VARIABLE TRUST December 31, 2005

1.    ORGANIZATION

      The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering seven funds as of December 31, 2005. The financial statements presented herein are those of the Capital Appreciation Fund, the International Equity Fund, the Investment Grade Bond Fund, the Large Cap Relative Value Fund (formerly, Growth and Income Fund), the Large Cap Value Equity Fund (formerly, Value Income Stock Fund), the Mid-Cap Equity Fund, and the Small Cap Value Equity Fund (each a "Fund" and collectively the "Funds"). The Trust is authorized to issue an unlimited number of shares without par value. Shareholders have no preemptive rights. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Sales of shares of the Funds may only be made to separate accounts of various life insurance companies and certain qualified benefit plans. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

      Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

            Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds' Board of Trustees (the "Board"). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' accounting agent shall seek to obtain a bid price from at least one independent broker.

            Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are performed and monitored by a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at

STI CLASSIC VARIABLE TRUST December 31, 2005

            a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.
            For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds' accounting agent and may preauthorize the Funds' accounting agent to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the adviser does not preauthorize the Funds' accounting agent to utilize a Fair Value Pricing Service, the adviser will request that a Committee meeting be called. In addition, the Funds' accounting agent monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index exceed levels established by the Funds ("Trigger Points"), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

            Security Transactions and Investment Income -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, securities transactions are reported on trade date. Interest income is recognized on an accrual basis. Cost used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

            Forward Foreign Currency Contracts -- The International Equity Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of December 31, 2005, there were no open forward foreign currency contracts.

            Foreign Currency Translation -- The books and records of the International Equity Fund are maintained in U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

            The International Equity Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

            Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

            Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter for all Funds except for the International Equity Fund, which distributes income annually, and the Investment Grade Bond

STI CLASSIC VARIABLE TRUST December 31, 2005

            Fund, which distributes daily and pays monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

            The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

            Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with SunTrust Bank on the following business day. This does not apply to the International Equity Fund.

3.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

      Under revised terms of the agreements dated August 1, 2005, the Funds are charged the following annual fees which are computed daily and paid monthly based upon average daily net assets. Net fees paid for the period August 1, 2005 through December 31, 2005 were as follows:

                                             Maximum Annual   Net Annual
                                              Advisory Fee    Fees Paid
                                             --------------   ----------
Capital Appreciation Fund ................       0.97%           0.96%
International Equity Fund ................       1.15               -
Investment Grade Bond Fund ...............       0.50            0.40
Large Cap Relative Value Fund ............       0.85            0.74
Large Cap Value Equity Fund ..............       0.80            0.78
Mid-Cap Equity Fund ......................       1.00            0.85
Small Cap Value Equity Fund ..............       1.15            0.99

         Breakpoints are used in computing the advisory fee. The full fee is charged on average daily net assets of each Fund up to $500 million, a discount of 5% on the next $500 million and a discount of 10% over $1 billion.

      Prior to August 1, 2005, the Funds charged the following annual fees which were computed daily and paid monthly based upon average daily net assets. Net fees paid for the period January 1, 2005 through July 31, 2005 were as follows:

                                             Maximum Annual   Net Annual
                                              Advisory Fee    Fees Paid
                                             --------------   ----------
Capital Appreciation Fund ................        1.15%          1.01%
International Equity Fund ................        1.25              -
Investment Grade Bond Fund ...............        0.74           0.50
Large Cap Relative Value Fund ............        0.90           0.90
Large Cap Value Equity Fund ..............        0.80           0.78
Mid-Cap Equity Fund ......................        1.15           0.90
Small Cap Value Equity Fund ..............        1.15           1.03

STI CLASSIC VARIABLE TRUST December 31, 2005

      The Investment Adviser has contractually agreed, until August 1, 2007, to waive fees, and/or reimburse each Fund to the extent necessary to maintain each Fund's Total Operating Expenses as noted below:

                                             Total Operating
                                                 Expense
                                             ---------------
Capital Appreciation Fund ................         1.12%
International Equity Fund ................         1.30
Investment Grade Bond Fund ...............         0.65
Large Cap Relative Value Fund ............         1.00
Large Cap Value Equity Fund ..............         0.95
Mid-Cap Equity Fund ......................         1.15
Small Cap Value Equity Fund ..............         1.20

      Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and BISYS Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement, under which the Administrator provides administrative, fund accounting, and transfer agent services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Funds) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,593 per class annum, applicable to each additional class of shares over 145 classes of shares.

      Per the Master Services Agreement, the Administrator has agreed to pay a total of $325,000 per annum towards the insurance premiums payable annually by the Trust and the STI Classic Funds. $300,000 will be paid towards the premium for the Directors and Officers Liability/Errors and Omissions Insurance Policy, and $25,000 will be paid towards the premium for the Fidelity Bond Policy.

      Distribution Services Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Services Agreement. The Distributor will receive no fees for its distribution services under this agreement.

      Custodian Agreements -- SunTrust Bank acts as Custodian for all the Funds except the International Equity Fund, which has appointed Brown Brothers Harriman & Co. as Custodian. Custodians are paid on the basis of the net assets and transaction costs of the Funds. The Custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

      Other -- Certain officers of the Trust are also officers of the Adviser, Administrator, and/or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the nine trustees are compensated $64,000 annually ($576,000 total) and the Chairman of the Board receives $80,000 annually in regular meeting and retainer fees, plus the reimbursement for certain expenses incurred. For attendance at a special meeting, the Chairman receives $3,750 and each trustee receives $3,000. Several trustees are also members of the Audit Committee and/ or the Governance and Nominating Committee. Each trustee that is a member of one of these committees receives a fee of $2,500 per meeting attended and the Chairman of each committee receives $4,500. Trusco Capital Management, Inc. provides an employee to serve as Chief Compliance Officer for the Trust and provide certain related services, and receives an annual fee for this service of $120,000. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and will receive a fee for these services of $150,000. The fees above are allocated across the assets of the Trust and the STI Classic Funds. For the year ended December 31, 2005, the total related amounts paid by the Trust were $4,795.

      The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended December 31, 2005, the Investment Grade Bond Fund paid SunTrust Robinson Humphrey fees totalling $82, through a reduction in the yield earned by the Fund on those repurchase agreements.

STI CLASSIC VARIABLE TRUST December 31, 2005

4.    INVESTMENT TRANSACTIONS

      The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the year ended December 31, 2005, were as follows (in thousands):

                                                        Sales and
                                             Purchases  Maturities
                                             ---------  ----------
Capital Appreciation Fund ................    $39,181    $46,279
International Equity Fund ................      3,022      4,601
Investment Grade Bond Fund ...............     32,030     35,067
Large Cap Relative Value Fund ............      5,403      5,613
Large Cap Value Equity Fund ..............     40,858     49,344
Mid-Cap Equity Fund ......................     17,366     20,823
Small Cap Value Equity Fund ..............     14,470     22,189

      The cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities for the Investment Grade Bond Fund during the year ended December 31, 2005, in thousands, was $27,937 and $30,267, respectively.

5.    FEDERAL TAX POLICIES AND INFORMATION

      It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

      At December 31, 2005, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes generally due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2005, are presented on each Fund's Schedule of Portfolio Investments.

      The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2005 was as follows (in thousands):

                                                     Distributions paid from
                                             ----------------------------------------
                                                 Net                        Total
                                             Investment  Net Long Term  Distributions
                                               Income    Capital Gains      Paid*
                                             ----------  -------------  -------------
Capital Appreciation Fund ................    $   68        $     -        $   68
International Equity Fund ................       133              -           133
Investment Grade Bond Fund ...............       592              -           592
Large Cap Relative Value Fund ............       110              -           110
Large Cap Value Equity Fund ..............       662              -           662
Mid-Cap Equity Fund ......................        68              -            68
Small Cap Value Equity Fund ..............       591          2,543         3,134

STI CLASSIC VARIABLE TRUST December 31, 2005

      The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows (in thousands):

                                                 Distribution Paid from
                                             -----------------------------
                                             Net Investment  Net Long Term   Total Distributions
                                                 Income      Capital Gains           Paid*
                                             --------------  -------------   -------------------
Capital Appreciation Fund ................        $102              -                $102
International Equity Fund ................         105              -                 105
Investment Grade Bond Fund ...............         640              -                 640
Large Cap Relative Value Fund ............          90              -                  90
Large Cap Value Equity Fund ..............         646              -                 646
Mid-Cap Equity Fund ......................         107              -                 107
Small Cap Value Equity Fund ..............          60              -                  60

*Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.

      As of December 31, 2005 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

                                                                                         Accumulated                        Total
                               Undistributed  Undistributed                              Capital and     Unrealized      Accumulated
                                  Ordinary      Long Term    Accumulated  Distributions     Other       Appreciation       Earnings
                                   Income     Capital Gains    Earnings      Payable       Losses**   (Depreciation)***   (Deficit)
                               -------------  -------------  -----------  -------------  -----------  -----------------  ----------
Capital Appreciation Fund           $531          $1,897        $2,428        $  -         $     -         $4,282         $  6,710
International Equity Fund              3               -             3           -          (1,981)         1,370             (608)
Investment Grade Bond Fund             -               -             -           -            (291)            (6)            (297)
Large Cap Relative Value Fund          3             878           881           -               -          1,701            2,582
Large Cap Value Equity Fund            -               -             -           -          (7,234)         3,237           (3,997)
Mid-Cap Equity Fund                   15           1,013         1,028           -               -          1,921            2,949
Small Cap Value Equity Fund          686           4,378         5,064           -               -          5,488           10,552

** As of the latest tax year end of December 31, 2005, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

                                             Expires
                                 -----------------------------
                                  2008   2009    2010    2011
                                 ------  ----   ------  ------
International Equity Fund        $    -   $14   $1,470  $  497
Investment Grade Bond Fund            -    29      189       -
Large Cap Value Equity Fund       1,755     -    3,047   2,432

            During the year ended December 31, 2005, the Capital Appreciation Fund, International Equity Fund, Investment Grade Bond Fund, Large Cap Relative Value Fund, Large Cap Value Equity Fund and Mid-Cap Equity Fund utilized $66, $830, $66, $250, $4,554 and $2,515 in capital loss carryforwards, respectively, in thousands.

            Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Investment Grade Bond Fund has incurred and will elect to defer $73, in thousands, in capital losses.

*** The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

            Amounts designated as " -- " are either $0 or have been rounded to $0.

STI CLASSIC VARIABLE TRUST December 31, 2005

6.    RISKS

      The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

      The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

7.    SECURITIES LENDING

      Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of the loan collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral, is at least 100% of the market value of the securities loaned, or in the case of the Investment Grade Bond Fund, the initial value of the collateral is at least 102% of the market value of the securities loaned and 100% thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

      Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio (the "Portfolio"). This investment consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations. At December 31, 2005, the Portfolio was invested in money market mutual funds, certificates of deposit, commercial paper, repurchase agreements, U.S. agency obligations and corporate bonds (with interest rates ranging from 4.12% to 4.65% and maturity dates ranging from 01/03/06 to 11/25/15).

      The Funds paid fees for security lending for the year ended December 31, 2005, which have been netted against the Security Lending Income on the Statements of Operations. These fees are presented below:

                                                 Fees
                                                ------
Capital Appreciation Fund ....................  $1,136
International Equity Fund ....................      56
Investment Grade Bond Fund ...................   4,112
Large Cap Relative Value Fund ................     202
Large Cap Value Equity Fund ..................     603
Mid-Cap Equity Fund ..........................   1,953
Small Cap Value Equity Fund ..................     692

STI CLASSIC VARIABLE TRUST December 31, 2005

8.    OTHER FEDERAL TAX INFORMATION (UNAUDITED)

      For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended December 31, 2005 qualify for the corporate dividends received deductions for the following
      Funds:

                                                Dividend Received
                                                    Deduction
                                                -----------------
Capital Appreciation Fund ....................         100%
Large Cap Relative Value Fund ................         100%
Large Cap Value Equity Fund ..................         100%
Mid-Cap Equity Fund ..........................         100%
Small Cap Value Equity Fund ..................          59%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

STI CLASSIC VARIABLE TRUST December 31, 2005

      To the Shareholders and Board of Trustees of STI Classic Variable Trust

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Fund, International Equity Fund, Investment Grade Bond Fund, Large Cap Relative Value Fund (formerly, Growth and Income Fund), Large Cap Value Equity Fund (formerly, Value Income Stock Fund), Mid-Cap Equity Fund, and Small Cap Value Equity Fund (constituting STI Classic Variable Trust, hereafter referred to as the "Trust") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodians, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated February 7, 2002.

      PricewaterhouseCoopers LLP
      Philadelphia, Pennsylvania
      February 17, 2006

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST

STI CLASSIC VARIABLE TRUST December 31, 2005
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Messrs. Courts and Ridley are trustees who may be deemed to be "interested persons" of the Trust.

                                                                                    NUMBER OF
                                     TERM OF             PRINCIPAL              PORTFOLIOS IN THE
                       POSITION(s)  OFFICE AND          OCCUPATION(s)            STI FUND COMPLEX              OTHER
   NAME, ADDRESS,      HELD WITH    LENGTH OF           DURING THE                  OVERSEEN BY             DIRECTORSHIPS
   DATE OF BIRTH       THE GROUP    TIME SERVED         PAST 5 YEARS                 TRUSTEE               HELD BY TRUSTEE
--------------------  ------------ -------------  ----------------------------- ----------------- ---------------------------------
INTERESTED TRUSTEES*:

                                                                                                   Cousins Properties, Inc.;
                                                                                                   Genuine Parts Company;
Richard W. Courts, II                Indefinite;                                                   Piedmont Medical Center;
3435 Stelzer Road                    since                                                         SunTrust Bank; Courts
Columbus, OH 43219                   November     Chairman, Atlantic                               Foundation; J. Bulow Campbell
DOB 01/18/36            Trustee      2001         Investment Company                   59          Foundation

Clarence H. Ridley                   Indefinite;  Chairman, Haverty Furniture
3435 Stelzer Road                    since        Companies; Partner, King
Columbus, OH 43219                   November     and Spaulding LLP (law firm)
DOB 06/03/42            Trustee      2001         (1977 to 2000)                       59          Crawford & Co.

INDEPENDENT TRUSTEES:

Thomas Gallagher                                                                                   NAPA; Genuine Parts
3435 Stelzer Road                    Indefinite;                                                   Company; Stone Mountain
Columbus, OH 43219                   since May    President, CEO, Genuine Parts                    Industrial Park; The Lovett
DOB 11/25/47            Trustee      2000         Company                             59           School; Oxford Industries, Inc.

F. Wendell Gooch
3435 Stelzer Road                    Indefinite;
Columbus, OH 43219                   since May
DOB 12/03/32            Trustee      1992         Retired                                          SEI Family of Funds
                                                                                       59
                                                  Professor (since 2004) and
Sidney E. Harris                     Indefinite;  Dean (1997-2004),                                ServiceMaster Company;
3435 Stelzer Road                    since        J. Mack Robinson College                         Total System Services, Inc.;
Columbus, OH 43219                   November     of Business, Georgia State                       Transamerica Investors, Inc.
DOB 07/21/49            Trustee      2004         University                           59          (13 Mutual Funds)

Warren Y. Jobe                       Indefinite;  Retired. EVP, Georgia Power
3435 Stelzer Road                    since        Company and
Columbus, OH 43219                   November     SVP, Southern Company                            WellPoint, Inc.; UniSource
DOB 11/12/40            Trustee      2004         (1998-2001)                          59          Energy Corp.; HomeBanc Corp.

Connie D. McDaniel
3435 Stelzer Road                    Indefinite;
Columbus, OH 43219                   since May    Vice President and Controller,
DOB 04/10/58            Trustee      2005         The Coca-Cola Company                            None
                                                                                       59
                                                                                                   Cox Communications; Cox
                                                                                                   Enterprises; National Cable
                                                                                                   and Telecommunications
James O. Robbins                                                                                   Association; Discovery Channel;
3435 Stelzer Road                    Indefinite;  Retired. President, CEO,                         Cable Labs; C-SPAN; Humana,
Columbus, OH 43219                   since        Cox Communications, Inc.             59          Inc.; Bessemer Securities Corp.;
DOB 07/04/42            Trustee      May 2000     (1985-2005)                                      St. Paul's School

Charles D. Winslow                   Indefinite;
3435 Stelzer Road                    since
Columbus, OH 43219                   November     Retired. Formerly Partner,
DOB 07/13/35            Trustee      2004         Accenture (consulting)               59          None

----------
* Mr. Courts may be deemed an Interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an Interested Trustee because of a material business relationship with the parent of the Adviser.

STI CLASSIC VARIABLE TRUST December 31, 2005
(Unaudited)

                         POSITION(s)               TERM OF
    NAME, ADDRESS,       HELD WITH              OFFICE AND LENGTH                     PRINCIPAL OCCUPATION(s)
    DATE OF BIRTH        THE GROUP               OF TIME SERVED                       DURING THE PAST 5 YEARS
--------------------  ------------------      ---------------------      ----------------------------------------------------------
OFFICERS:

R. Jeffrey Young
3435 Stelzer Road                                                        Senior Vice President, Relationship Management, BISYS
Columbus, OH 43219                            One-year;                  Fund Services (since 2002); Vice President, Client
DOB 08/22/64          President               since July 2004            Services, BISYS Fund Services; (1997-2002)

                      Executive               One-year;                  Chief Complaince Officer and Executive Vice President,
Deborah A. Lamb       Vice President,         since September 2004;      STI Classic Funds and Variable Trust (2004-present);
50 Hurt Plaza         Assistant               since November 2003;       Managing Director, Trusco Capital Management, Inc. (since
Atlanta, GA 30303     Secretary; Chief        since August 2004          2003); President, Investment Industry Consultants, LLC
DOB 10/02/52          Compliance Officer      (respectively)             (since 2000); Director of Compliance, INVESCO, Inc.
                                                                         (1995-2000)

David L. Hughes
3435 Stelzer Road     Treasurer, Chief                                   Vice President, Fund Administration, BISYS Fund Services
Columbus, OH 43219    Financial               One-year;                  (since 2005); Assistant Vice President, Evergreen
DOB 01/25/63          Officer                 since May 2005             Investments (2000-2004); Fund Accounting Manager,
                                                                         Fidelity Investments (1998-2000)

Cynthia J. Surprise
3435 Stelzer Road                                                        Senior Counsel, Legal Services, BISYS Fund Services
Columbus, OH 43219    Secretary and           One-year;                  (since 2004); Director and Counsel, Investors Bank &
DOB 07/08/46          Chief Legal Officer     since February 2005        Trust Company (1999-2004)

Alaina V. Metz
3435 Stelzer Road                                                        Vice President, Blue Sky Compliance, BISYS Fund Services
Columbus, OH 43219    Assistant               One-year;                  (since 2002); Chief Administrative Officer, Blue Sky
DOB 04/07/67          Secretary               Since July 2004            Compliance, BISYS Fund Services (1995-2002)

Jennifer English
3435 Stelzer Road                                                        Assistant Counsel, Legal Services, BISYS Fund Services
Columbus, OH 43219    Assistant               One-year;                  (since 2005); Assistant Counsel, PFPC, Inc. (2002-2005);
DOB 03/05/72          Secretary               Since November 2005        Associate Legal Product Manager, Fidelity Investments
                                                                         (2001)

The Trust's Statement of Additional Information includes additional information about the Trust's trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-STI-FUND.

ADDITIONAL INFORMATION

STI CLASSIC VARIABLE TRUST December 31, 2005
(Unaudited)

EXPENSE EXAMPLES

      As a Fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that separate account and contract expenses, fees and charges are not reflected.

      These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                      Expense Ratio
                                                  Beginning    Ending Account   Expense Paid During  During Period**
                                                Account Value       Value             Period*           07/01/05
                                                   07/01/05       12/31/05      07/01/05 - 12/31/05      12/31/05
                                                -------------  --------------   -------------------  ---------------
Capital Appreciation Fund ....................    $1,000.00      $1,037.90             $5.70              1.11%
International Equity Fund ....................     1,000.00       1,155.70              7.34              1.35
Investment Grade Bond Fund ...................     1,000.00         995.70              3.27              0.65
Large Cap Relative Value Fund ................     1,000.00       1,060.80              5.04              0.97
Large Cap Value Equity Fund ..................     1,000.00       1,044.70              4.79              0.93
Mid-Cap Equity Fund ..........................     1,000.00       1,074.90              6.01              1.15
Small Cap Value Equity Fund ..................     1,000.00       1,127.30              6.43              1.20

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

STI CLASSIC VARIABLE TRUST December 31, 2005
(Unaudited)

Hypothetical Example

      The table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Expense Paid
                                                  Beginning    Ending Account   During Period*     Expense Ratio
                                                Account Value       Value         07/01/05 -      During Period**
                                                   07/01/05        12/31/05       12/31/05      07/01/05 - 12/31/05
                                                -------------  --------------   --------------  -------------------
Capital Appreciation Fund ....................    $1,000.00       $1,019.61         $5.65              1.11%
International Equity Fund ....................     1,000.00        1,018.40          6.87              1.35
Investment Grade Bond Fund ...................     1,000.00        1,021.93          3.31              0.65
Large Cap Relative Value Fund ................     1,000.00        1,020.32          4.94              0.97
Large Cap Value Equity Fund ..................     1,000.00        1,020.52          4.74              0.93
Mid-Cap Equity Fund ..........................     1,000.00        1,019.41          5.85              1.15
Small Cap Value Equity Fund ..................     1,000.00        1,019.16          6.11              1.20

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

PROXY VOTING

      Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information also is included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

      Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

      The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                               INVESTMENT ADVISER:
                         Trusco Capital Management, Inc.

                This information must be preceded or accompanied
               by a current prospectus for each Fund described. An
                 investor should consider the Fund's investment
                objectives, risks, charges and expenses carefully
                before investing or sending money. This and other
             important information about STI Classic Variable Trust
              can be found in the Fund's prospectus. For additional
                information please call 1-888-STI-FUND, or visit
               www.sticlassicfunds.com. Please read the prospectus
                           carefully before investing.

                                  DISTRIBUTOR:

                     BISYS Fund Services Limited Partnership

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                        [STI CLASSIC VARIABLE TRUST LOGO]

                                                                  STI-AR-VT-1205
                                                                            2/06

ITEM 2. CODE OF ETHICS.

     (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

     (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. 3(a)(2) The audit committee financial expert is Warren Y. Jobe, who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                           CURRENT YEAR                PREVIOUS YEAR
                           ------------                -------------
(a)   Audit Fees           $100,200                       $94,500
(b)   Audit-Related Fees   $ 11,100 (1)                   $10,500 (1)

        (1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act.

(c)   Tax Fees                  $0                             $0
(d)   All Other Fees            $0                             $0


e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the

Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.

e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g)
         CURRENT YEAR                       PREVIOUS YEAR
         ------------                       -------------
         $3,790,463 (1)                     $3,208,119 (1)

         (1) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.

(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY
ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      STI Classic Variable Trust
            ------------------------------------------------------------------

By (Signature and Title)*  /s/  David Hughes
                         -----------------------------------------------------

Date  March 7, 2006
      ------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/  R. Jeffrey Young              President
                         -----------------------------------------------------
                              R. Jeffrey Young
Date   March 7, 2006
       ---------------------

By (Signature and Title)*    /s/ David Hughes                   Treasurer
                         ----------------------------------------------------
                           David Hughes

Date   March 7, 2006
      ------------------



* Print the name and title of each signing officer under his or her signature.